UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI SOCIAL INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)

Amy L. Domini
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2006

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Table of Contents

2	Letter from the President
Domini Social Equity Fund
4	Performance Commentary
7	Expense Example
9	Social Profiles
13	Portfolio of Investments
Domini Social Bond Fund
20	Performance Commentary
23	Expense Example
25	Social Profiles
28	Portfolio of Investments
Domini European Social Equity Fund
32	Performance Commentary
35	Expense Example
37	Social Profiles
40	Portfolio of Investments
Financial Statements
44	Domini Social Equity Trust
50	Report of Independent Registered Public Accounting Firm
51	Domini Social Equity Fund
60	Report of Independent Registered Public Accounting Firm
61	Domini Social Bond Fund
70	Report of Independent Registered Public Accounting Firm
71	Domini European Social Equity Trust
78	Report of Independent Registered Public Accounting Firm
79	Domini European Social Equity Fund
87	Report of Independent Registered Public Accounting Firm
88	Board of Trustees' Consideration of Management and Submanagement Agreements
102	Trustees and Officers
106	Proxy Voting Information
106	Quarterly Portfolio Schedule Information
106	Proxy Results
Back Cover	For More Information

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The greatness of this nation has always rested upon its commitment to the ordinary women and men working in our factories, shops, farms, schools, mines, and other places of employment.

I grew up during the 1950s, an era in which a working person could support a family, buy a home, put the children through state university, and save for retirement — all on one salary. Thanks to the baby boomers from this era, this nation enjoyed the great expansion of the 1990s, when fields were developed that were unheard of in the past, such as computer technology, wireless phone communication, and drugs created through biotechnology. The giants of today's corporate leadership are the very products of America's commitment in the 1950s and '60s to maintaining fine public schools, paying workers enough so that their families could thrive, and providing the public with a degree of personal safety.

Since then, improvements in income have been enjoyed only by the richest among us. From 1972 to 2004, for instance, the real average income of the top 1% more than doubled — from about $300,000 to more than $700,000 — while the average income of the other 99% remained flat, at around $37,500. The income gap has widened, not narrowed.

There are many reasons for this. Increasing globalization has provided businesses access to a large pool of low-wage labor. CEO compensation has ballooned out of proportion to the wages earned by the average employee. Government policy, including tax cuts designed to benefit the rich, has arguably accelerated the concentration of wealth.

Although individual companies cannot reverse these broad trends, they can do a great deal to improve the well-being of their employees — not only by paying them fair wages and rewarding them for their contributions to the company, but by providing a range of benefits that may save them money, enrich their lives, and advance their careers.

At Domini Social Investments, we review our investments carefully. One of the primary indicators we use in evaluating a company is a supportive environment for employees. Creating such an environment is difficult, and no company does a perfect job of balancing the factors involved. In this report we profile some of the companies and agencies held in our portfolios that have made notable achievements in this area.

When someone makes the decision to work for a company, she or he makes what may be a life-changing commitment. Employees may invest their intellectual capital, develop specialized skills, sacrifice time that could otherwise be spent with their families, or even risk their own health and safety.

In fact, employers and employees can be viewed as participating in a partnership, and both parties have a responsibility to make it work. Employees must work diligently, and companies must in turn treat their employees fairly, assuring them, among other things, of a living wage and a comfortable retirement. But it should not stop there. The greatness of our nation over the next few decades will largely hinge on the workforce of today being able to give their children what baby boomers of the 1950s were given: an opportunity to excel. Companies that work to ensure a safe workplace, to encourage physical fitness, and to help employees deal with personal or family problems may benefit from increased employee productivity and loyalty. Where management and labor unions work respectfully with each other to balance their needs, both constituencies may find it easier to confront the challenges that businesses inevitably face.

By sharing their financial success through profit sharing, employee stock ownership, or other forms of involvement and empowerment, companies can help align their employees' sense of personal growth and satisfaction with the growth and success of the firm. Companies that take steps to assure equity in pay for men and women and the financial well-being of their retirees, and those that award bonuses for those who reach social and environmental goals — not just financial goals — help build their own credibility and align their reward systems with their goals for society.

The long-term success of a company depends on its relationship to a variety of stakeholders. Employees are among the most important of these stakeholders. As a social investor, you help encourage companies to adopt programs that promote the well-being of employees, which in turn strengthens our society.

Thank you for being a Domini shareholder. We appreciate your trust and your commitment to helping create a better future for everyone.

Very truly yours,

Amy Domini
amy@domini.com

Domini Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2006, the Domini Social Equity Fund (Investor shares) returned 0.72%, while the Standard & Poor's 500 Index (S&P 500) returned 5.38%.

Equity markets had modest gains for the 12-month period ended July 31, a year marked by concerns over oil prices and inflation.

Despite the impact of Hurricane Katrina and the spike in oil prices that followed, corporate earnings showed surprising strength in 2005, increasing approximately 15% over 2004. However, earnings grew at a decreasing rate over the last two quarters of 2005. A slowdown in earnings is consistent with the later stages of economic expansions.

The effect on oil prices of Hurricane Katrina and unrest in the Middle East heightened awareness that oil prices will remain vulnerable to production interruptions. Oil prices increased 26% during the 12 months ended July 31, ending at approximately $76 per barrel.

Comments by the Federal Reserve Board after its 17th consecutive interest rate increase this June suggested that the Fed believed that although economic growth was moderating, some inflation risks remained. Payroll data reported in early July showed a 3.9% annualized increase in wages.

Other economic statistics released during the six months ended July 31 pointed to a weakening economic environment. Nonfarm employment gains declined from an average of more than 176,000 jobs per month in the first quarter of 2006 to an estimated 112,000 jobs per month in April through July. Housing starts declined more than in any other period in the last eight years.

Although some Wall Street analysts predict that corporate profits will grow 12% in 2006, others estimate that one-third of recent profit increases have come from energy and materials companies. This source of profit growth is cyclical and could disappear as increased prices for energy and materials drag on the economy as a whole.

The performance of the Fund relative to the S&P 500 was hurt in part by its underweighting to the energy sector and its overweighting to the information technology sector. Negative return due to stock selection contributed to this effect. The Fund was hurt in particular by the Portfolio's overweighting in Dell and Intel.

The relative performance of the Fund was helped in part by its overweighting to the telecommunications services sector. The Fund was also helped by the Portfolio's overweighting to JPMorgan Chase and its avoidance of General Electric and Wal-Mart.

The Domini Social Equity Fund invests in the Domini Social Equity Trust. The table and the bar chart below provide information as of July 31, 2006, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% of NET ASSETS	COMPANY	% of NET ASSETS
Microsoft	3.66	AT&T	2.03
Johnson & Johnson	3.21	Cisco Systems	1.89
Procter & Gamble	3.20	PepsiCo	1.82
JPMorgan Chase	2.75	Intel	1.82
Wells Fargo	2.11	Verizon Communications	1.71

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

The holdings mentioned above are described in the Domini Social Equity Trust's (DSET) Portfolio of Investments at July 31, 2006, included herein. The composition of the DSET is subject to change.

Domini Social Equity Fund — Performance Commentary  5

AVERAGE ANNUAL TOTAL RETURNS

		Domini Social Equity Fund Investor Shares (DSEF-I)		Domini Social Equity Fund Class R Shares (DSEF-R)		S&P 500
As of 6-30-06	1 Year	5.43%		5.74%		8.63%
	5 Year	1.15%		N/A		2.49%
	10 Year	7.48%		N/A		8.31%
	Since Inception	9.46	%(1)	6.16	%(2)	10.32%(1)/9.24%(2)
As of 7-31-06	1 Year	0.72%		1.04%		5.38%
	5 Year	1.17%		N/A		2.82%
	10 Year	7.98%		N/A		8.87%
	Since Inception	9.41	%(1)	5.99	%(2)	10.31%(1)/9.18%(2)

Comparison of $10,000 Investment in the
Domini Social Equity Fund Investor Shares and S&P 500

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund's prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

(1)

Since June 3, 1991.

(2)

Since November 28, 2003.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/06

6  Domini Social Equity Fund — Performance Commentary

DOMINI SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Social Equity Fund, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days

•

Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in each class of shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, and held through July 31, 2006.

Actual Expenses

For each class of shares of the Fund, the line of the tables captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•

Locate the table relating to the class of shares you hold.

•

Divide your account value by $1,000.

•

Multiply your result in step 2 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table relating to your share class.

•

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the class of shares you hold and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the applicable class of the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares	Beginning Account Value as of 2/1/2006	Ending Account Value as of 7/31/2006	Expenses Paid During Period* 2/1/2006 – 7/31/2006
Actual Expenses	$1,000.00	$976.70	$4.66
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76
Class R Shares	Beginning Account Value as of 2/1/2006	Ending Account Value as of 7/31/2006	Expenses Paid During Period* 2/1/2006 – 7/31/2006
Actual Expenses	$1,000.00	$978.30	$3.09
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.67	$3.16

*

Expenses are equal to the Fund's annualized expense ratio of 0.95% for Investor shares, or 0.63% for Class R shares, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

8  Domini Social Equity Fund — Expense Example

Domini Social Equity Fund

Social Profiles

Employee Relations

Companies may invest in their employees in a variety of ways. Some companies offer exceptional compensation or family benefits, like Nordstrom and Bright Horizons Family Solutions, which are profiled below. Some empower their workers through decentralized decision-making (Granite Construction) or reenergize them through generous sabbaticals (Intel). Some excel in training (Men's Wearhouse) while others help give employees a sense of worth by encouraging them to contribute to society (CDW). Each of the companies profiled below appears in Fortune magazine's 2006 list of 100 Best Companies to Work For.

Other companies, including many in the portfolio of the Domini Social Equity Fund, are exceptional in their support for a diverse workforce that draws on the abilities of women, the handicapped, gays and lesbians, and people of various ethnic and religious backgrounds, or they have notably strong union relations.

In an economy increasingly dependent on service and information industries, the value of companies is increasingly tied to the skills and morale of their employees. By investing in their employees, American companies often find they reap important benefits in the form of a loyal, motivated, and productive workforce.

Bright Horizons Family Solutions (BFAM)

By investing in its employees, Bright Horizons Family Solutions, which operates 560 childcare and early education centers, has helped make childcare a more desirable profession.

Despite the importance of qualified daycare providers, daycare is often a poorly paid job. Bright Horizons, however, has opted to pay employees a rate more than 50% above the industry standard. Workers get a 50% discount on their own childcare, and 20 times a year they can use backup childcare for $10 a day.

According to the company, in addition to the 12 weeks of unpaid parental leave required by the Family and Medical Leave Act, both female and male Brights Horizons employees may use sick time and vacation time to extend their leave. Unused sick time and vacation time carry over from year to year, up to a total of 240 hours and 160 hours, respectively. Mothers may also use two to four weeks of paid disability leave (or more, depending on the situation) to replace income during the early months of the baby's life. The company also offers adoption aid, an eldercare resource and referral plan, and lactation rooms at various centers. Employees can take advantage of alternative work schedules including flextime, compressed work weeks, part-time work, job sharing, and telecommuting.

The company and its foundation fund about 100 children's playrooms and educational centers, called Bright Spaces, in homeless shelters around the country. In November 2005, the company reported that it was supporting 100 Bright Spaces in 28 states and that roughly 4,000 children accessed these centers each month.

CDW (CDWC)

CDW, a direct marketer of computer products, encourages performance with incentives, including profit-sharing when the company does well. Employees who have worked at CDW at least three years are awarded all-expense-paid vacations anywhere in the U.S. if the company's sales goals are met. Employees enjoy a subsidized on-site cafeteria, an on-site fitness center, free meals for second-shift employees, free breakfasts on certain days of the week, a complimentary all-day beverage service, free turkeys or pies for Thanksgiving and Christmas, and a paid day off for community service.

CDW's generosity to its employees has helped spur generosity by its employees as well. Employees of CDW ordinarily enjoy an annual holiday party in Chicago that costs the company more than $1 million. In December 2005, employees chose to forego the company holiday party and donate the savings to relief for the victims of hurricanes in the Gulf Coast. The Louisiana Association of Business and Industry received $350,000 to launch its Small Business Reboot Program, and the company agreed to match up to $350,000 in donations made by employees. In August 2006, CDW reported that it had begun sending 300 employees on four-day ‘‘relief trips’’ to help rebuild homes destroyed by Hurricane Katrina.

Granite Construction (GVA)

Granite Construction — a major builder of highways and other construction projects — emphasizes integrity and uses stock ownership and decentralized decision-making to encourage its employees to feel involved in the company's success.

In 1984, when an offer was made to buy the company, Granite instead reserved majority ownership for an employee stock ownership plan. Each year shares were given to all employees. In 1990, in order to avoid using up capital buying back shares when employees retired, Granite went public to create a market for employee-owned shares. As of December 2005, Granite employees owned approximately 18% of the company. (Only non-union hourly and salaried employees participate in the plan.)

In 1990, the company introduced a week-long training program for young engineers, including a half day on ethical problems. The company drafted a new ethics policy based on a document by the company's founder, which

10  Domini Social Equity Fund — Social Profiles

asserted the company's people would ‘‘boldly contend for that which is right and firmly reject that which is wrong.’’

Each of Granite's divisions is run as an individual profit center. At each of the company's branches, branch managers are compensated according to the profitability of the branch. A system for employees to continually teach one another is described by the company as a ‘‘living learning process.’’ For the last ten years, the voluntary turnover rate among U.S. employees of Granite has reportedly been less than 9%.

Intel (INTC)

Intel, the well-known manufacturer of semiconductor chips, offers an impressive array of employee benefits, but one of the most unusual is its sabbatical program. Workers are eligible for an eight-week paid sabbatical every seven years. Employees report returning to work more committed and more energized.

In addition, Intel offers its employees a broad-based stock option plan and cash profit-sharing. Cash bonuses based on company profits are paid twice a year. An additional annual bonus is paid based on an employee's performance, the financial performance of the company, and the performance of the employee's business group.

In 2006, the magazine Careers & the disABLED ranked Intel number 19 among 50 companies with the best reputation for employing and accommodating the disabled. In 2005, for the fourth year, Working Mother magazine included Intel on its list of the 100 best workplaces for working mothers. Also in 2005, Intel was one of 101 companies to receive a perfect score of 100% on the Human Rights Campaign's Corporate Equality Index, which rates companies on their policies toward gay, lesbian, bisexual, and transgender people.

Men's Wearhouse (MW)

Men's Wearhouse, which sells men's clothing at discounted prices, encourages employee loyalty by investing substantially in their training.

Ninety-eight percent of regional and district managers have historically started in store positions. The company's Suits University offers a one-week training program for wardrobe consultants and managers, which covers consulting, customer service, corporate culture, merchandising, tailoring, and company benefits. The company also provides seasonal training seminars and in-store training and merchandising sessions. Long-time employees are eligible for a three-week paid sabbatical every five years — a notable policy for a retail store.

The company also uses its product to help men change their lives for the better. Men's Wearhouse sponsors organizations such as Working Wardrobes, Career Gear, and Law Suits, which offer free suits and alterations to help men faced with poverty and homelessness to dress for interviews and reenter the workforce.

Domini Social Equity Fund — Social Profiles  11

Nordstrom (JWN)

The Nordstrom department store chain is notable for its family-friendly policies. The company offers up to 84 days of family and medical leave per year, which may be used for maternity or paternity or a variety of family care situations. In addition to flextime and other alternative work options, the company offers a ‘‘Moms-to-Babies Maternity Management Program,’’ which helps provide access to covered prenatal care, education materials for expectant parents, obstetrical nurse case management, a pregnancy risk assessment, and breastfeeding information and support.

In addition to supporting its employees through its family benefits, Nordstrom has a policy of promoting from within. Most company managers and executives started on the selling floor and rose up through the company ranks, including members of the Nordstrom family. Former CEO and chair of the board John Whitacre began in the shoe department, former chair Bruce Nordstrom started in the stockroom, and president Blake Nordstrom began in the stockroom at age 14.

The company is widely cited as setting the benchmark for customer service in the department store industry, rewarding employees for good customer service as well as high sales.

The Fund invests in a portfolio designed to replicate the Domini 400 Social Index.SM All companies in the Fund's portfolio are measured against multiple standards of corporate accountability. We seek to avoid companies that manufacture alcohol, tobacco, or firearms, derive revenues from gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, our social research providers at KLD Research & Analytics, Inc. (KLD) evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, human rights, and product safety and usefulness. KLD is responsible for maintaining the Domini 400 Social Index and developing and applying its social and environmental standards. Special thanks to KLD for allowing us to reproduce portions of its research in these pages.

For extensive information about how we use social and environmental criteria to choose our investments, including brief social profiles of every company in the Fund's portfolio, visit www.domini.com.

Unlike other mutual funds, the Domini Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Equity Trust (DSET). The companies discussed above can be found in the DSET's Portfolio of Investments at July 31, 2006, included herein. The composition of the DSET is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Equity Trust, the Domini Social Equity Fund, the Domini Social Equity Portfolio, or the Domini Institutional Social Equity Fund.

Certain portions of these social profiles are copyright © 2006 by KLD Research & Analytics, Inc. and are reprinted here by permission 09/06.

12  Domini Social Equity Fund — Social Profiles

Domini Social Equity Trust

Portfolio of Investments

July 31, 2006

Security	Shares	Value
Consumer Discretionary 12.4%
American Greetings Corporation, Class A	13,100	$295,143
AutoZone, Inc. (a)	12,931	1,136,247
Bandag, Inc.	2,900	99,992
Bed Bath & Beyond (a)	69,900	2,340,252
Best Buy Co., Inc.	97,700	4,429,718
Black & Decker Corp.	18,361	1,294,634
Bright Horizons Family Solutions, Inc. (a)	6,400	246,080
Centex Corporation	29,100	1,376,721
Champion Enterprises, Inc. (a)	19,000	125,970
Charming Shoppes, Inc. (a)	26,300	271,153
Circuit City Stores, Inc.	38,100	933,450
Claire's Stores, Inc.	24,800	620,744
Cooper Tire and Rubber Company	15,300	152,847
Darden Restaurants, Inc.	31,200	1,054,560
DeVry, Inc. (a)	15,000	316,500
Disney (Walt) Company (The)	535,450	15,897,511
Dollar General Corporation	74,351	997,790
Dow Jones & Company	14,800	518,592
Emmis Communications Corporation, Class A (a)	8,860	131,305
Family Dollar Stores Inc.	38,800	881,536
Foot Locker, Inc.	39,000	1,059,630
Gaiam, Inc. (a)	5,300	71,497
Gap Inc.	127,797	2,217,278
Genuine Parts Company	41,500	1,728,060
Harley-Davidson, Inc.	66,000	3,762,000
Harman International Industries, Inc.	16,320	1,308,864
Hartmarx Corporation (a)	8,500	53,210
Home Depot, Inc. (The)	504,344	17,505,780
Horton (D.R.), Inc.	67,833	1,453,661
Interface, Inc., Class A (a)	11,400	139,878
Johnson Controls, Inc.	47,500	3,646,100
KB Home	17,800	756,856
Lee Enterprises, Inc.	10,900	270,647
Leggett & Platt, Incorporated	45,500	1,038,310
Consumer Discretionary (Continued)
Limited Brands	83,830	$2,109,163
Liz Claiborne, Inc.	26,200	926,170
Lowe's Companies, Inc.	378,573	10,732,545
Mattel, Inc.	96,785	1,746,001
McClatchy Newspapers A, Class A	6,700	284,013
McDonald's Corporation	303,700	10,747,943
McGraw-Hill Companies	87,800	4,943,140
Media General, Inc., Class A	5,600	204,008
Men's Wearhouse, Inc.	13,050	405,986
Meredith Corporation	10,200	481,746
Modine Manufacturing Company	8,700	205,059
New York Times Company, Class A	35,000	775,950
Newell Rubbermaid, Inc.	68,178	1,797,172
NIKE, Inc., Class B	46,300	3,657,700
Nordstrom, Inc.	52,600	1,804,180
Office Depot (a)	68,400	2,465,820
Omnicom Group, Inc.	41,800	3,699,718
Penney (J.C.) Company, Inc.	57,900	3,645,384
Pep Boys – Manny, Moe & Jack	14,000	150,920
Phillips-Van Heusen Corporation	11,700	415,701
Pulte Homes, Inc.	51,400	1,464,900
Radio One, Inc. (a)	2,300	16,445
RadioShack Corporation	33,700	544,929
Ruby Tuesday, Inc.	14,500	318,420
Russell Corporation	8,300	149,483
Scholastic Corporation (a)	9,000	258,750
Scripps (E.W.) Company (The), Class A	21,400	914,422
Snap-On Incorporated	14,550	611,246
Spartan Motors, Inc.	3,100	50,716
Stanley Works	16,700	757,679
Staples, Inc.	178,784	3,865,310
Starbucks Corporation (a)	187,114	6,410,526
Stride Rite Corporation	9,200	116,472
Target Corporation	210,200	9,652,384
Tiffany & Co.	35,500	1,121,445

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Consumer Discretionary (Continued)
Timberland Company (The) (a)	13,400	$345,050
Time Warner, Inc.	1,044,720	17,237,880
TJX Companies, Inc.	111,700	2,722,129
Tribune Company	43,800	1,301,298
Tupperware Corporation	13,300	229,558
Univision Communications, Inc., Class A (a)	53,800	1,796,920
Valassis Communications Inc. (a)	12,300	252,519
Value Line, Inc.	300	12,153
Washington Post Company, Class B	1,400	1,079,400
Wendy's International, Inc.	28,600	1,720,576
Whirlpool Corporation	19,436	1,500,264
		173,781,709
Consumer Staples 12.5%
Alberto-Culver Company, Class B	18,850	918,749
Avon Products, Inc.	109,943	3,187,248
Campbell Soup Company	45,100	1,654,268
Chiquita Brands International, Inc.	10,800	145,152
Church & Dwight Co., Inc.	16,100	587,650
Clorox Company	36,400	2,181,816
Coca-Cola Company	500,600	22,276,700
Colgate-Palmolive Company	125,200	7,426,864
Costco Wholesale Corporation	114,630	6,047,879
CVS Corporation	199,500	6,527,640
Dean Foods (a)	33,500	1,257,255
Estée Lauder Companies, Inc. (The), Class A	29,700	1,108,404
General Mills Incorporated	87,500	4,541,250
Green Mountain Coffee, Inc. (a)	1,300	51,727
Hain Celestial Group, Inc. (The) (a)	9,500	205,200
Heinz (H.J.) Company	81,793	3,432,852
Hershey Foods Corporation	43,400	2,385,698
Consumer Staples (Continued)
Kellogg Company	57,700	$2,779,409
Kimberly-Clark Corporation	111,764	6,823,192
Kroger Company	177,400	4,067,782
Longs Drug Stores Corporation	6,600	271,392
McCormick & Company, Inc.	33,100	1,160,486
PepsiAmericas, Inc.	15,200	343,520
PepsiCo, Inc.	404,070	25,609,957
Procter & Gamble Company	801,387	45,037,948
Safeway Inc.	109,100	3,063,528
Smucker (J.M.) Company	14,505	647,358
SUPERVALU, Inc.	50,680	1,373,935
Sysco Corporation	152,200	4,200,720
Tootsie Roll Industries, Inc.	6,837	185,625
United Natural Foods, Inc. (a)	10,000	301,400
Walgreen Company	246,659	11,538,708
Whole Foods Market, Inc.	34,700	1,995,597
Wild Oats Markets, Inc. (a)	6,550	117,180
Wrigley (Wm.) Jr. Company	53,700	2,462,682
		175,916,771
Energy 3.6%
Anadarko Petroleum Corporation	111,470	5,098,638
Apache Corporation	80,324	5,660,432
Cameron International Corp. (a)	28,900	1,456,849
Chesapeake Energy Corp	96,700	3,181,430
Devon Energy Corporation	107,044	6,919,324
EOG Resources, Inc.	59,400	4,404,510
Helmerich & Payne, Inc.	26,000	719,680
Kinder Morgan, Inc.	25,500	2,601,000
National Oilwell Varco, Inc. (a)	42,400	2,842,496
Newfield Exploration (a)	32,100	1,488,798
Noble Energy, Inc.	44,000	2,226,840

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Energy (Continued)
Pioneer Natural Resources Company	32,200	$1,460,270
Rowan Companies, Inc.	27,300	924,651
Smith International	48,692	2,170,202
Sunoco, Inc.	32,235	2,241,622
Williams Companies, Inc.	145,277	3,522,967
XTO Energy Inc.	88,993	4,181,781
		51,101,490
Financials 22.9%
AFLAC, Inc.	121,300	5,354,182
Allied Capital Corporation	34,000	957,100
AMBAC Financial Group, Inc.	25,500	2,119,305
American Express Company	301,000	15,670,060
AmSouth Bancorporation	83,700	2,398,842
BB&T Corporation	133,900	5,622,461
Capital One Financial Corporation	73,900	5,716,165
Cathay General Bancorp	12,790	470,033
Chittenden Corporation	11,920	336,382
Chubb Corporation	100,800	5,082,336
Cincinnati Financial Corporation	41,917	1,976,806
CIT Group	48,500	2,226,635
Comerica Incorporated	39,400	2,306,870
Edwards (A.G.), Inc.	18,387	992,163
Equity Office Properties Trust	89,900	3,408,109
Fannie Mae	236,396	11,325,732
Fifth Third Bancorp	136,711	5,214,158
First Horizon National Corporation	29,500	1,236,050
FirstFed Financial Corp. (a)	4,100	231,445
Franklin Resources, Inc.	37,200	3,401,940
Freddie Mac	168,300	9,737,838
Genl Growth Properties	59,534	2,717,132
Golden West Financial	62,900	4,633,214
Hartford Financial Services Group (The)	73,900	6,269,676
Heartland Financial USA, Inc.	3,000	80,520
Janus Capital Group Inc.	50,126	811,540
KeyCorp	99,100	3,656,790
Lincoln National Corporation	69,759	3,953,940
Financials (Continued)
M&T Bank Corp.	19,190	$2,339,645
Maguire Properties Inc.	6,700	250,647
Marsh & McLennan Companies, Inc.	133,800	3,616,614
MBIA, Inc.	33,400	1,964,254
Medallion Financial Corp.	4,300	52,632
Mellon Financial Corporation	101,400	3,549,000
Merrill Lynch & Co., Inc.	225,761	16,439,916
MGIC Investment Corporation	21,700	1,234,947
Moody's Corporation	59,300	3,254,384
Morgan (J.P.) Chase & Co.	847,851	38,678,962
National City Corporation	133,200	4,795,200
Northern Trust Corporation	44,900	2,563,790
PNC Financial Services Group	72,800	5,157,152
Popular Inc.	69,496	1,250,233
Principal Financial Group, Inc.	68,100	3,677,400
Progressive Corporation (The)	191,512	4,632,675
ProLogis	59,400	3,287,790
Regions Financial Corp. (New)	111,600	4,049,964
SAFECO Corporation	28,900	1,552,508
Schwab (Charles) Corporation	253,100	4,019,228
SLM Corporation	99,900	5,024,970
Sovereign Bancorp	93,555	1,930,975
St. Paul Travelers Companies, Inc. (The)	169,764	7,775,191
State Street Corporation	80,700	4,846,842
SunTrust Banks, Inc.	88,700	6,995,769
Synovus Financial Corporation	77,950	2,202,867
T. Rowe Price Group, Inc.	65,800	2,718,198
TradeStation Group, Inc. (a)	5,100	74,562
U.S. Bancorp	433,721	13,879,072
UnumProvident Corporation	74,400	1,207,512
Wachovia Corporation	392,843	21,068,170

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Financials (Continued)
Wainwright Bank & Trust Co.	2,756	$30,344
Washington Mutual, Inc.	234,142	10,466,147
Wells Fargo & Company	409,848	29,648,404
Wesco Financial Corporation	300	118,500
		322,261,888
Health Care 14.2%
Affymetrix Inc (a)	16,700	360,219
Allergan, Inc.	37,105	4,001,774
Amgen, Inc. (a)	287,953	20,081,842
Bard (C.R.), Inc.	25,800	1,831,026
Bausch & Lomb Incorporated	13,600	643,280
Baxter International, Inc.	159,600	6,703,200
Becton Dickinson and Company	60,500	3,988,160
Biogen Idec Inc. (a)	84,350	3,552,822
Biomet, Inc.	59,400	1,956,636
Boston Scientific Corporation (a)	296,519	5,043,788
CIGNA Corporation	29,400	2,682,750
Cross Country Healthcare, Inc. (a)	5,200	92,924
Dionex Corporation (a)	5,000	276,750
Fisher Scientific International (a)	30,000	2,223,300
Forest Laboratories, Inc. (a)	79,496	3,681,460
Gen-Probe Inc. (a)	12,800	664,960
Genzyme Corporation (a)	63,609	4,343,223
Gilead Sciences (a)	110,900	6,818,132
Health Management Association, Class A	60,100	1,223,636
Hillenbrand Industries, Inc.	15,500	769,730
Humana, Inc. (a)	40,800	2,281,944
IMS Health, Inc.	48,013	1,317,477
Invacare Corporation	7,700	161,931
Invitrogen Corporation (a)	13,300	821,807
Johnson & Johnson	723,137	45,232,218
King Pharmaceuticals Inc. (a)	60,300	1,026,306
Manor Care, Inc.	19,800	990,990
McKesson HBOC, Inc.	74,720	3,765,141
Health Care (Continued)
MedImmune, Inc. (a)	60,600	$1,538,028
Medtronic, Inc.	294,934	14,900,066
Merck & Co., Inc.	533,100	21,467,937
Millipore Corporation (a)	12,800	801,920
Molina Healthcare Inc. (a)	5,300	175,642
Mylan Laboratories, Inc.	50,675	1,112,823
Patterson Companies, Inc. (a)	34,200	1,137,492
Quest Diagnostics Incorporated	39,400	2,368,728
St. Jude Medical, Inc. (a)	88,600	3,269,340
Stryker Corporation	71,335	3,246,456
Synovis Life Technologies, Inc. (a)	2,600	23,036
Thermo Electron Corporation (a)	40,500	1,498,905
UnitedHealth Group Incorporated	329,182	15,744,775
Waters Corporation (a)	25,800	1,049,544
Watson Pharmaceuticals (a)	25,400	568,706
Zimmer Holdings, Inc. (a)	60,591	3,831,775
		199,272,599
Industrials 6.7%
3M Company	184,207	12,968,173
Alaska Air Group, Inc. (a)	9,800	363,874
American Power Conversion	43,400	732,592
AMR Corporation (a)	44,800	985,600
Apogee Enterprises, Inc.	7,400	106,338
Avery Dennison Corporation	26,400	1,547,832
Baldor Electric Company	7,000	207,200
Banta Corporation	6,050	213,747
Brady Corporation, Class A	12,000	405,120
CLARCOR, Inc.	12,900	366,747
Cooper Industries, Inc., Class A	22,900	1,973,064
Cummins, Inc.	11,600	1,357,200
Deere & Company	57,700	4,187,289
Deluxe Corporation	11,200	190,400
Donaldson Company, Inc.	16,900	555,841

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Industrials (Continued)
Donnelley (R.R.) & Sons Company	53,700	$1,567,503
Emerson Electric Company	100,100	7,899,892
Energy Conversion Devices (a)	8,100	272,565
Fastenal Company	30,800	1,095,556
FedEx Corporation	74,600	7,811,366
GATX Corporation	12,600	493,794
Graco, Inc.	17,152	673,902
Grainger (W.W.), Inc.	18,900	1,173,501
Granite Construction Incorporated	8,225	357,705
Herman Miller, Inc.	17,300	491,493
HNI Corporation	12,600	511,686
Hubbell Incorporated, Class B	15,060	707,820
Ikon Office Solutions	32,800	452,968
Illinois Tool Works, Inc.	101,900	4,659,887
JetBlue Airways Corporation (a)	38,550	412,100
Kadant Inc. (a)	3,700	77,367
Kansas City Southern Industries, Inc. (a)	17,200	423,464
Kelly Services, Inc.	5,075	137,380
Lawson Products, Inc.	700	25,557
Lincoln Electric Holdings, Inc.	10,500	602,490
Masco Corporation	96,796	2,587,357
Milacron, Inc. (a)	12,633	10,991
Monster Worldwide (a)	31,500	1,260,000
Nordson Corporation	8,400	382,200
Norfolk Southern Corporation	101,500	4,407,130
Pall Corp.	31,100	811,088
Pitney Bowes, Inc.	54,300	2,243,676
Robert Half International, Inc.	42,600	1,378,536
Ryder System, Inc.	15,200	766,080
Smith (A.O.) Corporation	5,200	222,872
Southwest Airlines Co.	171,762	3,089,998
SPX Corporation	14,930	815,925
Standard Register Company	3,200	39,360
Steelcase, Inc.	13,300	195,377
Tennant Company	4,600	109,342
Thomas & Betts Corporation (a)	13,200	624,756
Toro Company	10,800	447,228
Industrials (Continued)
Trex Company, Inc. (a)	2,600	$73,320
United Parcel Service, Inc., Class B	265,159	18,272,106
YRC Worldwide Inc. (a)	14,780	587,948
		94,334,303
Information Technology 18.4%
3Com Corporation (a)	97,600	462,624
Adaptec, Inc. (a)	27,400	120,560
ADC Telecommunications (a)	29,228	357,458
Adobe Systems Incorporated	147,300	4,199,523
Advanced Micro Devices, Inc. (a)	120,000	2,326,800
Advent Software, Inc. (a)	4,200	131,124
Analog Devices, Inc.	88,600	2,864,438
Andrew Corporation (a)	39,300	332,085
Apple Computer, Inc. (a)	207,554	14,105,370
Applied Materials, Inc.	381,000	5,996,940
Arrow Electronics, Inc. (a)	30,200	853,452
Autodesk, Inc. (a)	57,600	1,964,736
Automatic Data Processing, Inc.	140,174	6,134,014
BMC Software, Inc. (a)	52,400	1,227,208
CDW Corporation	15,400	909,832
Ceridian Corporation (a)	35,700	857,157
Cisco Systems, Inc. (a)	1,489,158	26,581,470
Coherent, Inc. (a)	7,700	246,862
Compuware Corporation (a)	95,700	668,943
Convergys Corp. (a)	35,500	677,340
Dell Inc. (a)	554,794	12,027,934
eBay Inc. (a)	282,772	6,806,322
Electronic Arts Inc. (a)	74,300	3,500,273
Electronic Data Systems Corporation	125,600	3,001,840
EMC Corporation (a)	576,100	5,847,415
Entegris, Inc. (a)	20,000	189,000
Gerber Scientific, Inc. (a)	5,700	87,381
Hewlett-Packard Company	681,410	21,743,793
Imation Corporation	7,900	321,688
Intel Corporation	1,422,355	25,602,390
Lexmark International Group, Inc. (a)	25,600	1,383,680

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Information Technology (Continued)
LSI Logic Corporation (a)	96,300	$789,660
Lucent Technologies, Inc. (a)	1,082,292	2,305,282
Merix Corporation (a)	3,750	39,414
Micron Technology, Inc. (a)	167,900	2,617,561
Microsoft Corporation	2,142,810	51,491,724
Molex Incorporated	35,646	1,130,691
National Semiconductor Corporation	81,500	1,895,690
Novell, Inc. (a)	62,500	405,625
Novellus Systems, Inc. (a)	30,300	766,893
Palm Inc. (a)	21,108	314,720
Paychex, Inc.	81,500	2,785,670
Plantronics Inc.	11,000	171,160
Polycom Inc. (a)	21,700	481,740
Qualcomm, Inc.	408,500	14,403,710
Red Hat, Inc. (a)	39,200	928,256
Salesforce.com, Inc. (a)	27,000	693,900
Sapient Corporation (a)	19,800	95,040
Solectron Corporation (a)	228,600	690,372
Sun Microsystems, Inc. (a)	847,600	3,687,060
Symantec Corporation (a)	254,600	4,422,402
Tektronix, Inc.	20,400	556,308
Tellabs, Inc. (a)	112,300	1,055,620
Texas Instruments, Inc.	380,062	11,318,246
Xerox Corporation (a)	225,400	3,175,886
Xilinx, Inc.	82,800	1,680,012
		259,432,294
Materials 1.8%
Air Products & Chemicals, Inc.	54,400	3,477,792
Airgas, Inc.	16,800	609,000
Aleris International, Inc. (a)	7,900	323,426
Bemis Company, Inc.	26,000	798,200
Cabot Corporation	14,900	495,723
Calgon Carbon Corporation	10,100	61,206
Caraustar Industries, Inc. (a)	7,200	50,832
Crown Holdings, Inc. (a)	41,700	694,722
Ecolab, Inc.	43,900	1,890,773
Fuller (H.B.) Company	7,300	291,854
Materials (Continued)
Lubrizol Corporation	16,700	$714,259
MeadWestvaco Corp.	44,212	1,154,817
Minerals Technologies, Inc.	5,000	253,100
Nucor Corporation	76,193	4,051,182
Praxair, Inc.	79,200	4,343,328
Rock-Tenn Company, Class A	7,800	134,082
Rohm & Haas Company	35,987	1,659,720
Schnitzer Steel Industries Inc., Class A	5,300	179,670
Sealed Air Corporation	20,300	958,972
Sigma-Aldrich Corporation	16,700	1,160,650
Sonoco Products Company	24,645	801,702
Valspar Corporation	25,300	623,139
Wausau-Mosinee Paper Corporation	12,800	156,672
Wellman, Inc.	4,400	13,377
Worthington Industries, Inc.	17,100	349,182
		25,247,380
Telecommunication Services 6.1%
AT&T Inc.	950,667	28,510,503
BellSouth Corporation	441,979	17,312,317
Citizens Communications Company	80,667	1,034,959
Sprint Corp. – FON Group	727,799	14,410,420
Telephone and Data Systems, Inc.	24,900	1,017,414
Verizon Communications	712,622	24,100,876
		86,386,489
Utilities 1.0%
AGL Resources, Inc.	19,400	756,988
Cascade Natural Gas Corporation	2,900	75,168
Cleco Corporation	12,200	301,584
Energen Corporation	18,300	779,946
Equitable Resources, Inc.	30,000	1,080,300
IDACORP, Inc.	10,600	395,168
KeySpan Corporation	43,600	1,755,772
MGE Energy, Inc.	5,100	165,648

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Utilities (Continued)
National Fuel Gas Company	21,100	$783,654
NICOR, Inc	10,300	451,346
NiSource, Inc.	65,447	1,488,919
Northwest Natural Gas Company	6,500	246,805
Ormat Technologies Inc.	1,800	66,583
OGE Energy Corporation	22,600	855,410
Peoples Energy Corporation	9,400	396,774
Utilities (Continued)
Pepco Holdings, Inc.	46,800	$1,146,600
Questar Corporation	21,300	1,887,180
Southern Union Company	24,421	662,786
WGL Holdings	11,200	336,336
		13,632,967
Total Investments — 99.6%
(Cost$1,119,886,958)(b)		1,401,367,890
Other Assets, less liabilities — 0.4%		6,252,996
Net Assets — 100.0%		$1,407,620,886

(a)

Non-income producing security.

(b)

The aggregate cost for federal income tax purposes is $1,232,086,974. The aggregate gross unrealized appreciation is $266,776,364 and the aggregate gross unrealized depreciation is $97,495,448, resulting in net unrealized appreciation of $169,280,916.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

Performance Commentary

For the year ended July 31, 2006, the Domini Social Bond Fund (Investor shares) returned 1.06%, while the Lehman Brothers Intermediate Aggregate Index (LBIA) returned 2.02%.

Bond prices made modest gains for the year ended July 31, despite an overall increase in interest rates. The yield curve inverted in December 2005, marking the first time since 2000 that short-term rates were higher than long-term rates. The inversion continued during the period, with three-month yields exceeding ten-year yields by 0.09% as of July 31.

Yield curve inversions have often signaled an economic slowdown. In January 2006, a model created by the Federal Reserve Bank of New York predicted on the basis of interest rates that there was about a 25% probability of recession within the next year. Some analysts have argued that the current situation differs from past precedents, as the yield for long-term bonds may have been driven down by the expected demand from pension funds and foreign investors at February's $14 billion auction of 30-year Treasury bonds.

The Federal Reserve Board continued a series of 0.25% interest rate increases that it began in 2004, raising the rate for the 17th time in June. The key rate ended the period at 5.25%. In general, the threat of inflation can prompt the Federal Reserve to raise interest rates. When interest rates rise, bond prices usually fall, and by contrast, when interest rates fall, bond prices usually rise.

Oil prices increased 26% during the year ended July 31, finishing at approximately $76 per barrel, while preliminary payroll data reported in early July showed a 3.9% annualized increase in wages. High oil prices and wage increases create inflationary pressures that can lead to higher bond yields, and thus lower bond prices.

The performance of the Fund relative to the LBIA was hurt in part by its underweighting to mortgage-backed securities, which outperformed the index. The relative performance of the Fund was helped in part by its underweighting to corporate bonds, which underperformed the index.

The Fund's core investments are in mortgage-backed securities and direct obligations of certain U.S. government agencies and government-sponsored entities. As of July 31, the Fund had approximately 31% of its investments in the direct obligations of U.S. government agencies and government-sponsored entities, including Fannie Mae and Freddie Mac, and 40% in the mortgage-backed securities of Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Fannie Mae and Freddie Mac are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. (Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Macs and Fannie Maes are backed by their respective issuer only, and are not guaranteed or insured by the U.S. government or the U.S. Treasury.)

The balance of the portfolio consists of high-quality corporate bonds, municipal bonds issued for public purposes, and direct community development investments. Corporate holdings as of July 31 included Avon Products, Cisco Systems, and Southwest Airlines, which is profiled below. Municipal holdings included development authorities in Cleveland, Los Angeles, and Hudson County, New Jersey.

The bar chart below provides information as of July 31, 2006, about the percentage of the Fund's portfolio holdings invested in various types of debt obligations.

PORTFOLIO Composition (% OF NET ASSETS)

The Domini Social Bond Fund is not insured and is subject to market risks, interest rate risks, and credit risks. Investment return, principal value, and yield of an investment will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost. You may lose money.

During periods of rising interest rates, bond funds can lose value. The Domini Social Bond Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates mortgage-backed securities may prepay the principal due, which may lower the Fund's return by causing it to reinvest at lower interest rates. Some of the Fund's community development investments may be unrated and may carry greater credit risks than the Fund's other investments.

The holdings mentioned above are described in the Fund's Portfolio of Investments at July 31, 2006, included herein. The composition of the Fund's portfolio is subject to change.

Domini Social Bond Fund — Performance Commentary  21

Average Annual Total Returns

		Domini Social Bond Fund Investor Shares (DSBF-I)		Lehman Brothers Intermediate Aggregate Index (LBIA)
As of 6-30-06	1 Year	−0.73%		0.02%
	5 Year	3.81%		4.67%
	Since Inception	5.18	%(1)	5.98	%(1)
As of 7-31-06	1 Year	1.06%		2.02%
	5 Year	3.68%		4.52%
	Since Inception	5.29	%(1)	6.11	%(1)

Comparison of $10,000 Investment in the
Domini Social Bond Fund Investor Shares and LBIA

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund's prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Social Bond Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

The Lehman Brothers Intermediate Aggregate Index (LBIA) is an unmanaged index of intermediate investment-grade fixed income securities. Investors cannot invest directly in the LBIA.

(1)

Since June 1, 2000.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/06

22  Domini Social Bond Fund — Performance Commentary

DOMINI SOCIAL BOND FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Social Bond Fund, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days

•

Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, and held through July 31, 2006.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•

Divide your account value by $1,000.

•

Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

•

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares	Beginning Account Value as of 2/1/2006	Ending Account Value as of 7/31/2006	Expenses Paid During Period* 2/1/2006 – 7/31/2006
Actual Expenses	$1,000.00	$1,004.30	$4.72
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.08	$4.76

*

Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by average account value over the period, multiplied by 181, and divided by 365.

24  Domini Social Bond Fund — Expense Example

Domini Social Bond Fund

Social Profiles

Employee Relations

The portfolio of the Domini Social Bond Fund includes bonds and other fixed-income investments issued by government agencies, states and municipalities, and corporations, as well as investments in community development financial institutions. Below we feature one government agency, one corporation, and one community development financial institution with remarkable employee relations records.

The Domini Community Impact GradientSM rates the holdings in the portfolio of the Domini Social Bond Fund from Level 5 (highest level of impact in our portfolio) to Level 1 (lowest level of impact). Visit www.domini.com for details on the Domini Community Impact Gradient and to learn more about how the Fund helps communities.

One of the Fund's notable features is its ongoing commitment to investing a portion of its assets in direct community development investments, which are rated Level 5. As of July 31, the Fund invested in 31 community development financial institutions including Wainwright Bank & Trust, which is profiled below.

Fannie Mae

Type: U.S. Government Agency Mortgage Securities
Community Impact Gradient: Level 3

By providing liquidity to home mortgage markets, Fannie Mae helps make it easier for people to obtain mortgages and become homeowners. An unusual benefit helps Fannie Mae's own employees become homeowners as well.

Fannie Mae employees with two or more years of service can take out a housing loan with the company, and a portion of the loan — up to 7% of the property's value — is forgiven with each subsequent year the employee remains with the company. As of 2002, approximately 1,500 Fannie Mae employees had participated in this program.

Fannie Mae's Employer Assisted Housing Program helps other companies make it easier for their employees to buy homes. Fannie Mae helps employers offer programs that may include homebuyer education, debt counseling, employee savings programs, and matching funds from the employer. Benefits to the employer include reducing absenteeism and lateness, enhancing the employer's reputation, and revitalizing local neighborhoods.

Southwest Airlines

Type: Corporate Obligations
Community Impact Gradient: Level 1

Southwest Airlines' reputation as an employee-centered company is built in part on a remarkable record of positive union relations. The company's pilots are represented by the Southwest Airlines Pilots' Association, whose original contract with the airline was ratified in 1995.

That contract gave the pilots annual grants of 3.15 million stock options in exchange for foregoing wage increases during the first five years of the contract. Afterwards, in addition to the stock options, the pilots would receive 3% annual wage increases plus bonuses based on the company's profitability. In 1998, the company agreed to give 5% rather than 3% wage increases, and in 2002, the pilots voted to extend their contract two years before it was due to be amendable.

Despite the cyclical nature of the airline industry, Southwest Airlines has provided a remarkable level of job security for its employees. Although the company does not have a formal no-layoff policy, it has never laid off any employees — even in the wake of the September 2001 terrorist attacks, when the airline industry faced large losses and other airlines reduced their workforces by as much as 20%. The company's ‘‘Heroes of the Heart’’ recognition program honors employee groups for their dedication to the airline.

Wainwright Bank & Trust

Type: Community Development Financial Institution CDs
Community Impact Gradient: Level 5

In addition to other employee benefits, Wainwright Bank has demonstrated a commitment to gay rights that extends beyond its own employees to the community at large.

In 1993, Wainwright Bank's Brenda Cole became virtually the first ‘‘out’’ lesbian to serve on the board of a publicly traded U.S. company. That same year, Wainwright Bank became the first bank in Massachusetts to offer health benefits to same-sex partners of its employees. As a result, according to the company, the entire Massachusetts Bankers Association (approximately 160 banks with 10,000 employees) was able to offer the same benefits to member banks. Wainwright reports that it was the first bank to advertise in a gay newspaper in Boston, and the first to sponsor the city's Gay Pride celebration.

Wainwright offers its employees flexible work schedules. Since 1997, the bank has endorsed the National Organization of Women's Women-Friendly Workplace Pledge, pledging itself, among other things, to provide a workplace free of discrimination and to support all employees in their efforts to balance work and family responsibilities.

26  Domini Social Bond Fund — Social Profiles

The Domini Community Impact Gradient is a proprietary rating system developed by Domini to evaluate the community impact of various types of fixed-income securities. Securities are rated according to their impact on communities in terms of addressing need for capital, need for public goods, and need for innovation in financial services. The levels are defined as follows: Level 5 (highest level of impact), Level 4 (substantial direct impact), Level 3 (moderate direct impact), Level 2 (moderate indirect impact), and Level 1 (lowest level of impact).

The holdings discussed above can be found in the Domini Social Bond Fund's Portfolio of Investments at July 31, 2006, included herein. The composition of the Fund's portfolio is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these holdings as an investment.

Domini Social Bond Fund — Social Profiles  27

Domini Social Bond Fund

Portfolio of Investments

July 31, 2006

	Principal Amount	Value Note (1)
U.S. Government Agency Obligations — 30.7%
Fannie Mae:
3.850%, 4/14/2009	$500,000	$482,827
4.500%, 2/15/2011	1,750,000	1,699,592
4.625%, 10/15/2013	3,300,000	3,167,134
5.000%, 4/15/2013	500,000	484,513
5.500%, 3/15/2011	300,000	303,008
6.200%, 6/13/2017	1,000,000	1,001,873
Federal Agriculture Mortgage Corporation:
6.680%, 6/10/2014	1,000,000	1,085,707
Federal Farm Credit Bank:
6.300%, 6/6/2011	250,000	261,808
Federal Home Loan Bank:
3.000%, VR, 12/16/2011	500,000	484,640
4.000%, 12/19/2011	450,000	422,740
5.480%, 9/22/2008	500,000	501,071
5.490%, 12/22/2008	1,500,000	1,507,261
5.500%, 8/15/2008	250,000	251,124
5.575%, 2/17/2009	555,000	559,610
5.750%, 5/15/2008	500,000	504,134
6.185%, 5/6/2008	500,000	507,664
6.625%, 11/15/2010	465,000	489,305
7.375%, 2/12/2010	500,000	534,559
Freddie Mac:
4.750%, 3/18/2013	1,000,000	960,553
5.000%, 4/22/2013	1,000,000	969,710
5.000%, 7/23/2018	750,000	703,426
5.500%, 9/15/2011	1,250,000	1,263,375
U.S. Small Business Administration:
2003-10C 1, 3.530%, 5/1/2013	369,684	349,750
2003-20D 1, 4.760%, 4/1/2023	491,064	470,324
2003-20E 1, 4.640%, 5/1/2023	482,333	458,202
2003-20F 1, 4.070%, 6/1/2023	438,168	400,179
2003-20G 1, 4.350%, 7/1/2023	234,100	217,836
Total U.S. Government Agency Obligations (Cost $20,333,213)		20,041,925
U.S. Government Agency Mortgage Securities — 39.9%
Fannie Mae:
13743, 5.860%, VR, 11/1/2019	15,230	15,133
250168, 8.000%, 12/1/2009	35,781	36,617
252120, 7.500%, 8/1/2025	42,977	44,521
402999, 6.125%, VR, 10/1/2027	4,723	4,828
526882, 6.853%, VR, 2/1/2029	9,053	9,216
696355, 5.500%, 3/1/2033	1,438,941	1,404,110
789089, 5.500%, 8/1/2019	635,180	629,677
Fannie Mae CMO:
1990-99 K, 6.500%, 8/25/2020	21,018	21,481
1993-106 Z, 7.000%, 6/25/2013	6,300	6,475
2003-66 MB, 3.500%, 5/25/2023	637,246	585,830
2003-73 GA, 3.500%, 5/25/2031	738,470	683,313
2005-M1 A, 4.479%, 10/26/2031	662,931	642,993

Domini Social Bond Fund / Portfolio of Investments (Continued)

July 31, 2006

	Principal Amount	Value Note (1)
Freddie Mac:
845025, 5.055%, VR, 12/1/2018	$19,159	$19,335
A18404, 5.500%, 2/1/2034	643,037	626,948
A30028, 6.000%, 11/1/2034	416,723	415,465
B11108, 5.500%, 11/1/2018	1,190,908	1,180,927
B11109, 4.500%, 11/1/2018	1,145,775	1,094,687
C77635, 5.500%, 2/1/2033	1,307,787	1,276,336
Freddie Mac CMO:
1208 D, 4.730%, VR, 2/15/2022	26,936	26,905
2302 J, 6.500%, 4/15/2031	105,324	105,502
2628 LE, 3.250%, 6/15/2033	559,522	518,495
Ginnie Mae CMO:
2001-34, 6.397%, VR, 10/16/2020	886,293	896,016
2001-44, 6.114%, 11/16/2021	523,294	528,029
2002-26 C, 5.997%, VR, 2/16/2024	960,598	971,728
2002-37 C, 5.878%, 6/16/2024	1,000,000	1,013,619
2002-9, 5.881%, 3/16/2024	684,852	687,484
2003-36 C, 4.254%, 2/16/2031	1,000,000	955,378
2003-78 C, 5.475%, VR, 2/16/2031	1,000,000	987,480
2004-6 C, 4.660%, 7/16/2033	1,000,000	955,305
2004-77 AB, 4.368%, 11/16/2030	914,814	874,916
2005-42 B, 4.571%, 9/16/2027	1,000,000	960,020
2005-67 B, 4.751%, 10/16/2026	1,000,000	969,426
2005-87, 4.449%, 3/16/2025	939,981	916,482
2005-89, 4.811%, 5/16/2027	985,253	966,090
2005-90, 3.760%, 9/16/2028	986,259	945,423
2006-05 A, 4.241%, 7/16/2029	986,919	956,109
2006-9 B, 5.269%, 3/16/2037	1,000,000	972,026
2006-3 A, 4.212%, VR, 1/16/2028	987,703	956,688
Government National Mortgage Association:
2038, 8.500%, 7/20/2025	13,402	14,451
2380, 8.500%, 2/20/2027	25,334	27,147
3233, 5.500%, 5/20/2017	611,655	608,454
615760, 5.500%, 8/15/2028	520,730	511,297
Total U.S. Government Agency Mortgage Securities (Cost $26,744,491)		26,022,362
Corporate Obligations — 10.1%
Avon Products Inc., 5.125%, 1/15/2011	600,000	588,314
BellSouth Corporation, 5.200%, 9/15/2014	650,000	611,591
Cisco Systems Inc., 5.500%, 2/22/2016	600,000	584,560
Comcast Corporation, 4.950%, 6/15/2016	600,000	544,638
John Deere Capital Corporation, 3.625%, 5/25/2007	600,000	590,820
Procter & Gamble Company, 8.500%, 8/10/2009	610,000	665,414
SBC Communications, 5.100%, 9/15/2014	600,000	564,043
Southwest Airlines Co., 5.125%, 3/1/2017	600,000	551,235
Time Warner Companies Inc., 9.125%, 1/15/2013	600,000	687,173
Verizon Global Funding Corp., 7.250%, 12/1/2010	600,000	634,641
Wells Fargo & Company, 5.125%, 2/15/2007	600,000	598,819
Total Corporate Obligations (Cost $6,834,635)		6,621,248

Domini Social Bond Fund / Portfolio of Investments (Continued)

July 31, 2006

	Principal Amount	Value Note (1)
Corporate Mortgage Securities — 3.3%
CRFCM 2004-1A A 144A, 5.500%, 4/25/2035	$1,863,400	$1,808,172
WFMBS 2003-8 A7, 4.500%, 8/25/2018	389,487	346,300
Total Corporate Mortgage Securities (Cost $2,243,636)		2,154,472
State & Municipal Obligations — 6.5%
City of Cleveland, OH, 4.350%, 12/1/2011 (Insured: AMBAC)	500,000	476,160
City of Zion, IL, 6.250%, 12/1/2012 (Insured: FGIC)	250,000	256,395
Hudson County, NJ, Improvement Authority, 7.070%, 9/1/2006 (Insured: AMBAC)	385,000	385,454
Hudson County, NJ, Improvement Authority, 7.240%, 9/1/2008 (Insured: AMBAC)	195,000	201,913
Hudson County, NJ, Improvement Authority, 7.290%, 9/1/2009 (Insured: AMBAC)	175,000	184,203
Kentucky State Property and Buildings Commission, 3.960%, 10/1/2009 (Insured: MBIA)	300,000	287,919
Los Angeles, CA, Community Redevelopment Agency, 6.600%, 9/1/2020 (Insured: FSA)	515,000	547,332
New Jersey Economic Development Authority, 3.700%, 4/1/2008 (Insured: AMBAC)	200,000	194,626
North Carolina State University at Raleigh, 6.160%, 10/1/2009	400,000	408,300
Pennsylvania Economic Development Financing Authority, 5.650%, 6/1/2015 (Insured: FGIC)	380,000	377,883
State of Mississippi, 3.510%, 11/1/2009	500,000	472,755
Texas Public Finance Authority, 3.125%, 6/15/2007	250,000	245,258
Yazoo County, MS, 4.200%, 9/1/2008 (Insured: AMBAC)	225,000	219,708
Total State & Municipal Obligations (Cost $4,425,003)		4,257,906
Certificates of Deposit — 4.6%
Albina Community Bank, 4.410%, 7/29/2007 (a)	100,000	100,000
Appalachian Federal Credit Union, 4.250%, 4/17/2007 (a)	100,000	100,000
Carver Federal Savings Bank, 3.440%, 11/12/2006 (a)	100,000	100,000
Central Bank of Kansas City, 4.760%, 5/29/2007 (a)	100,000	100,000
Citizens Savings Bank & Trust, 3.300%, 8/30/2006 (a)	100,000	100,000
City First Bank of D.C., 3.900%, 2/5/2007 (a)	100,000	100,000
City National Bank of Newark, NJ, 3.920%, 11/14/2006 (a)	100,000	100,000
Community Commerce Bank, 5.300%, 6/1/2007 (a)	100,000	100,000
Communitywide Federal Credit Union, 4.000%, 12/31/2006 (a)	100,000	100,000
Dakotaland Federal Credit Union, 4.040%, 4/22/2007 (a)	100,000	100,000
Delta Southern Bank, 5.000%, 6/21/2007 (a)	100,000	100,000
Douglass National Bank, 3.400%, 10/12/2006 (a)	100,000	100,000
Elk Horn Bank and Trust, 5.300%, 6/20/2007 (a)	100,000	100,000
First Delta Federal Credit Union, 3.500%, 7/29/2007 (a)	100,000	100,000
First Bank of the Delta, N.A., 4.500%, 6/26/2007 (a)	100,000	100,000
Harbor Bank of Maryland, 4.000%, 7/25/2007 (a)	100,000	100,000
Latino Community Credit Union, 4.000%, 5/31/2007 (a)	100,000	100,000
Legacy Bank, 4.150%, 7/26/2007 (a)	100,000	100,000
Liberty Bank and Trust Co., 2.500%, 12/5/2006 (a)	100,000	100,000
Louisville Community Development Bank, 4.000%, 6/25/2007 (a)	100,000	100,000
Lower East Site People's Federal Credit Union, 2.000%, 12/6/2006 (a)	100,000	100,000
Mission Community Bank, 3.750%, 12/3/2006 (a)	100,000	100,000

Domini Social Bond Fund / Portfolio of Investments (Continued)

July 31, 2006

	Principal Amount	Value Note (1)
Neighborhood National Bank, 4.300%, 6/1/2007 (a)	$100,000	$100,000
Northside Community Federal Credit Union, 4.000%, 6/27/2007 (a)	100,000	100,000
One United Bank, 3.000%, 8/27/2006 (a)	100,000	100,000
Opportunities Credit Union, 3.000%, 7/21/2007 (a)	100,000	100,000
Santa Cruz Community Credit Union, 3.690%, 3/1/2007 (a)	100,000	100,000
Self-Help Credit Union, 4.940%, 12/13/2006 (a)	100,000	100,000
University National Bank, 5.250%, 7/26/2007 (a)	100,000	100,000
Wainwright Bank & Trust Company, 4.120%, 5/10/2007 (a)	100,000	100,000
Total Certificates of Deposit (Cost $3,000,000)		3,000,000
Cash Equivalents — 4.1%
Investment in Repurchase Agreements:
Investors Bank & Trust, dated 7/31/2006, 3.6% due 8/1/2006, maturity amount $2,366,273 (collaterized by U.S. Government Agency Obligations, U.S. Small Business Administration, 505872, 8.125%, 4/25/2015, market value $2,484,338)	2,366,036	2,366,036
Money Market Demand Accounts:
Self-Help Credit Union, 4.480%, 8/1/2006 (a)	219,001	219,001
University National Bank, 2.510%, 8/1/2006 (a)	106,248	106,248
Total Cash Equivalents (Cost $2,691,285)		2,691,285
Total Investments — 99.2% (Cost $66,272,263) (b)		64,789,198
Other Assets, less liabilities — 0.8%		515,358
Net Assets — 100.0%		$65,304,556

(a)

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(b)

The aggregate cost for book and federal income tax purposes is $66,272,263. The aggregate gross unrealized appreciation is $76,384, and the aggregate gross unrealized depreciation is $1,559,449, resulting in net unrealized depreciation of $1,483,065.

AMBAC — American Municipal Bond Assurance Corp.

CMO — Collateralized Mortgage Obligation

FGIC — Financial Guarantee Insurance Co.

FSA — Financial Security Assurance Co.

MBIA — Municipal Bond Investors Assurance

VR — Variable interest rate. Rate shown is that on July 31, 2006.

144A — Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

Performance Commentary

From its inception on October 3, 2005, through July 31, 2006, the Domini European Social Equity Fund (Investor shares) returned 25.11%, while the Morgan Stanley Capital International Europe Index (MSCI Europe) returned 18.59%.

The Fund's share price is denominated in U.S. dollars and generally will be exposed to European currency movements. In addition to other risks, the Fund will benefit when European currencies strengthen against the dollar and will be hurt when European currencies weaken against the dollar.

European stocks turned in strong performance for the period from October 3, 2005, through July 31, 2006. The MSCI Europe index was up 11.05% in European currency terms and 18.59% in U.S. dollar terms. The broader international MSCI World index was up 8.29% in international currency terms and 10.75% in U.S. dollar terms.

The European economy grew at a gradually increasing rate in the second half of 2005. By the second quarter of 2006, economists expected the economy to grow at its fastest rate since 2000. Unemployment declined to 7.8% in the euro zone. The European Commission's index of economic sentiment increased to its highest level since March 2001. In the first quarter, GDP growth increased from 1.7% to 1.9% in the euro zone, and increased in the United Kingdom to 2.3%.

To curb inflationary pressure, the European Central Bank raised interest rates 0.25% in June, to 2.75%, while the Bank of England left interest rates at 4.50%. (In early August, the Bank of England increased interest rates by 0.25%, and the European Central Bank passed its third 0.25% increase of the calendar year.) With the U.S. and Japan raising rates as well, the world's three largest economies were in a ‘‘tightening’’ cycle. Higher interest rates were expected to increase borrowing costs, reducing corporate and consumer spending, and to increase the cost of financing, a major driver of acquisition- and merger-driven restructuring. Europe's mergers and acquisitions activity totaled more than $400 billion in the first quarter of 2006, more than twice as much as in the first quarter of the previous year. Although European companies increased their operating margins to 11% in 2005, equaling their peak levels in 2000, increased corporate costs may lower these margins.

The Fund's performance was helped in part by its underweighting to the energy sector and its overweighting to financials. The Fund was also helped by its overweighting to Arcelor (France: Materials), Schering (Germany: Pharmaceuticals and Biotechnology), and Fiat (Italy: Automobiles).

The Fund's performance was hurt in part by its overweighting to the consumer discretionary sector and its underweighting to materials. The

Fund's performance was hurt in particular by its overweighting to Dampskibssel Torm (Denmark: Energy), Arriva (United Kingdom: Transportation), and Seat Pagine (Italy: Media).

The Domini European Social Equity Fund invests in the Domini European Social Equity Trust. The table and the bar chart below provide information as of July 31, 2006, about the ten largest holdings of the Domini European Social Equity Trust and its portfolio holdings by industry sector and by country:

Ten Largest Holdings

COMPANY	% OF NET ASSETS	COMPANY	% OF NET ASSETS
GlaxoSmithKline	3.89	Norsk Hydro	2.78
Sanofi-Aventis	3.50	National Grid	2.73
ING Groep	3.37	Statoil	2.55
BNP Paribas	3.18	KBC Groupe	2.38
Société Générale	2.93	Muenchener Rueckver	2.34

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS)

The holdings mentioned above are described in the Domini European Social Equity Trust's Portfolio of Investments at July 31, 2006, included herein. The composition of the Trust's portfolio is subject to change.

Domini European Social Equity Fund — Performance Commentary  33

Total Return Since Inception (10/3/05)
Domini European Social Equity Fund	25.11%
MSCI Europe	18.59%

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund's prospectus for further information.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini European Social Equity Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

The Morgan Stanley Capital International Europe (MSCI Europe) is an unmanaged index of common stocks. Investors cannot invest directly in the MSCI Europe.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/06

34  Domini European Social Equity Fund — Performance Commentary

DOMINI EUROPEAN SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini European Social Equity Fund, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days

•

Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, and held through July 31, 2006.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•

Divide your account value by $1,000.

•

Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

•

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares	Beginning Account Value as of 2/1/2006	Ending Account Value as of 7/31/2006	Expenses Paid During Period* 2/1/2006 – 7/31/2006
Actual Expenses	$1,000.00	$1,116.10	$8.39
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,016.86	$8.00

*

Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini European Social Equity Trust, the underlying portfolio in which the Fund invests.

36  Domini European Social Equity Fund — Expense Example

Domini European Social Equity Fund

Social Profiles

Employee Relations

European workers often enjoy impressive employee benefits not only because of the generosity of their employers but because of government policy. While two weeks' vacation is a common standard in the United States, vacations in Europe are frequently six weeks and are often mandated by national law. The 35-hour work week adopted over the past several years in France and Germany has proven both popular with unions and controversial in management and political circles.

In France, companies are required to share profits with employees, and in Germany they are required to provide workers representation on corporate supervisory boards. Unionization of workers is often negotiated on a regional or national basis, rather than company by company. In countries where laws make it difficult for companies to lay off employees, training employees to handle new roles has become a higher priority than in the U.S.

Below, we profile three companies in the portfolio of the Domini European Social Equity Fund where the commitment to employees goes beyond the benefits required by law.

Lufthansa

Country: Germany
Industry: Transportation

Airlines such as Lufthansa were hard-hit after the terrorist attacks of September 11, 2001. Unlike airlines that responded by slashing their payroll, Lufthansa took steps to avoid laying off employees.

According to the company, cost-cutting measures began at the top, as Lufthansa's board of management decided to cut its own remuneration by 10%. Many managers and employees whose salaries were not covered by collective pay agreements took temporary cuts in their base salary. Those who were covered by such agreements negotiated other measures to cut costs, such as part-time work and reducing their unused vacation days, overtime, and extra work. The company reported that more than 400 employees agreed to take unpaid leave to help protect their fellow employees' jobs.

In addition to a commitment to ethnic and gender diversity, Lufthansa has sought out handicapped applicants for its call center in Berlin, and established a program called HR Development Over 40 to address the needs of older employees. A campaign called Flexibility for Fathers, launched in 2001, is aimed at motivating male employees to take a more active role in raising children.

Marks & Spencer

Country: United Kingdom
Industry: Retailing

In April 2006, as the British retailer Marks & Spencer was enjoying a resurgence in profits after several difficult years, the company decided to reward its employees. More than 50,000 shop-floor workers received bonuses of up to £500 with their July paychecks, and thousands of managers received more than £6,000. The payout totaled £70 million, and the company said it might award similar bonuses at the end of the year.

Through an innovative program called Marks & Start, the company reports that it helps disadvantaged people — single parents and people who are handicapped, homeless, or young and unemployed — to join the workforce, many of them as new Marks & Spencer employees. Launched in 2004, the program offers 2,500 work placements per year.

According to the company, participants are placed for two or four weeks in a Marks & Spencer store or office in the United Kingdom or Ireland. Each participant is assigned an employee mentor and is given travel expenses, free meals in store cafes, uniforms when necessary, and references when requested. More than 30% of the participants have been hired within 13 weeks of their placement, either with Marks & Spencer or another employer. Of 319 homeless people who have taken part in the program, 130 have found permanent employment, including 76 hired by Marks & Spencer.

Nokia

Country: Finland
Industry: Technology Hardware & Equipment

Jorma Ollila, who became CEO of Nokia in 1992, redirected the company from heavy machinery to the emerging field of cell phones. Ollila also built one of the world's biggest saunas, where Nokia employees reportedly hold regular business meetings to this day.

Although few of Nokia's other employee practices are as unusual, the company offers an impressive range of benefits and programs. Incentive programs for employees include rewards for individuals, teams, projects or programs, and a stock option plan. The company offers employees medical checkups, counseling, and insurance programs, as well as access to sporting, social, and cultural activities. Services aimed at improving work/life balance include telecommuting, flexible working hours, sabbaticals, and study leaves.

38  Domini European Social Equity Fund — Social Profiles

Each year an outside party conducts an employee survey called ‘‘Listening to You,’’ which covers topics such as employee motivation and involvement, leadership, and training and development. The ‘‘Ask HR’’ feature on Nokia's intranet allows employees to ask questions about employee practices, even anonymously, and receive a prompt and openly available response.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Unlike other mutual funds, the Domini European Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini European Social Equity Trust (DESET).The companies discussed above can be found in the DESET's Portfolio of Investments at July 31, 2006, included herein. The composition of the DESET's portfolio is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini European Social Equity Fund — Social Profiles  39

Domini European Social Equity Trust

Portfolio of Investments

July 31, 2006

Country/ Security	Industry	Shares	Value
Austria – 0.6%
voestalpine AG	Materials	2,395	$353,501
			353,501
Belgium – 5.8%
Bekaert SA	Capital Goods	3,299	302,490
Belgacom SA	Telecommunication Services	12,993	438,236
Fortis Group	Diversified Financials	32,273	1,145,772
Kbc Groep NV	Banks	12,222	1,330,433
			3,216,931
Denmark – 0.5%
Danske Bank A/S	Banks	7,856	300,958
			300,958
Finland – 5.8%
Kesko OYJ B shs	Food & Staples Retailing	18,876	783,602
Nokia Oyj	Technology Hardware & Equipment	64,241	1,273,167
Sampo Ins Co Ltd A shs	Insurance	26,702	503,299
Tietoenator OYJ	Software & Services	10,560	251,466
Uponor Oyj	Capital Goods	16,001	435,960
			3,247,494
France – 16.6%
Assurances Generales de France	Insurance	8,014	967,480
BNP Paribas	Banks	18,291	1,778,665
Ciments Francais SA	Materials	3,565	582,333
CNP Assurances	Insurance	7,090	674,521
Natexis Banques Populaires	Banks	2,486	608,804
Neopost SA	Technology Hardware & Equipment	5,680	617,937
Sanofi-Aventis	Pharma, Biotech & Life Sciences	20,627	1,959,758
Schneider Electric SA	Capital Goods	1,686	173,204
Societe Generale Paris	Banks	11,005	1,640,343
Vivendi SA	Media	8,612	291,350
			9,294,395
Germany – 11.2%
Adidas AG	Consumer Durables & Apparel	2,992	139,442
Beiersdorf	Household & Personal Products	10,699	563,072
Celesio AG	Pharma, Biotech & Life Sciences	21,160	988,322
Continental	Automobiles & Components	4,368	445,938
Deutsche Lufthansa Reg	Transportation	46,323	864,854
Fresenius AG	Health Care Equipment & Services	4,693	741,435
Hochtief AG	Capital Goods	2,719	143,582
Linde AG	Materials	3,975	335,559
Merck KGAA	Pharma, Biotech & Life Sciences	4,960	452,067
Muenchener Rueckver AG Reg	Insurance	9,500	1,307,269
ProSieben Sat.1	Media	11,600	296,363
			6,277,903
Ireland – 0.4%
Bank Of Ireland	Banks	11,672	205,554
			205,554

Domini European Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Country/ Security	Industry	Shares	Value
Italy – 5.1%
Banco Popolare di Verona	Banks	3,143	$89,444
Banche Popolari Unite Scrl	Banks	39,315	1,056,619
Benetton Group SpA	Consumer Durables & Apparel	46,399	676,202
Fiat SPA	Automobiles & Components	73,971	1,044,987
			2,867,252
Netherlands – 8.8%
ABN-AMRO Holdings NV	Banks	12,887	356,379
Aegon NV	Insurance	41,151	697,922
ING Groep NV	Diversified Financials	46,459	1,884,193
Koninklijke KPN NV	Telecommunication Services	74,378	843,816
Mittall Steel Co NV (a)	Materials	24,367	833,386
OCE NV	Technology Hardware & Equipment	13,050	210,504
Wolters Kluwer NV	Media	2,975	70,009
			4,896,209
Norway – 6.2%
DNB Nor ASA	Banks	13,665	172,825
Norsk Hydro ASA	Energy	54,737	1,553,174
Statoil ASA	Energy	48,167	1,425,325
Telenor ASA	Telecommunication Services	23,978	305,200
			3,456,524
Spain – 0.1%
Corp Financiera Alba	Diversified Financials	1,407	77,352
			77,352
Sweden – 4.7%
Axfood AB	Food & Staples Retailing	30,670	921,779
Nordea Bank AB	Banks	51,372	642,137
Sandvik AB	Capital Goods	9,305	96,657
Scania AB B shs	Capital Goods	13,304	596,088
SSAB Svenskt Stal AB Ser A	Materials	7,050	139,630
Svenska Handelsbk A shs	Banks	8,155	206,130
			2,602,421
Switzerland – 4.9%
Novartis AG	Pharma, Biotech & Life Sciences	4,050	229,906
Phonak Holding AG	Health Care Equipment & Services	11,478	724,279
Rieter Holding	Automobiles & Components	2,808	1,062,677
Swisscom AG	Telecommunication Services	2,275	750,112
			2,766,974

Domini European Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Country/ Security	Industry	Shares	Value
United Kingdom – 27.8%
Aggreko PLC	Commercial Services & Supplies	165,467	$865,791
Arriva PLC	Transportation	47,519	489,736
Aviva PLC	Insurance	18,069	242,223
Barratt Developments PLC	Consumer Durables & Apparel	54,764	990,775
Bellway PLC	Consumer Durables & Apparel	11,578	253,780
Bradford & Bingley	Banks	56,032	469,196
Brambles Industries plc	Commercial Services & Supplies	46,115	376,037
Firstgroup PLC	Transportation	123,214	1,033,485
GlaxoSmithKline Plc	Pharma, Biotech & Life Sciences	78,697	2,176,052
HBOS PLC	Banks	18,237	331,811
HSBC Holdings PLC	Banks	20,843	377,864
Inchcape plc	Retailing	21,282	188,242
Man Group PLC	Diversified Financials	23,772	1,089,171
Marks & Spencer PLC	Retailing	58,087	646,912
National Grid PLC	Utilities	134,254	1,527,766
Next PLC	Retailing	25,495	813,016
Northern Rock PLC	Banks	8,586	178,740
Premier Farnell PLC	Technology Hardware & Equipment	122,175	411,163
Royal & Sun Alliance Insurance Group plc	Insurance	79,526	198,591
Scottish Power Plc	Utilities	80,325	907,323
Taylor Woodrow PLC	Consumer Durables & Apparel	98,920	635,790
Telent PLC	Technology Hardware & Equipment	21,960	203,362
George Wimpey PLC	Consumer Durables & Apparel	128,310	1,149,894
			15,556,720
Total Investments — 98.5% (Cost $51,448,292) (b)			55,120,188
Other Assets, less liabilities — 1.5%			812,696
Net Assets — 100.0%			$55,932,884

(a)

Non-income producing security

(b)

The aggregate cost for federal income tax purposes is $51,451,404. The aggregate gross unrealized appreciation is $4,100,771 and the aggregate gross unrealized depreciation is $431,987, resulting in net unrealized appreciation of $3,668,784.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

Domini Social EQUITY TRUST

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investments at value (Cost $1,119,886,958)	$1,401,367,890
Cash	2,194,266
Receivable for securities sold	2,143,487
Dividends receivable	2,177,558
Total assets	1,407,883,201
LIABILITIES:
Management fee payable	237,603
Other accrued expenses	24,712
Total liabilities	262,315
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,407,620,886

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Statement of Operations

Year Ended July 31, 2006

INVESTMENT INCOME:
Dividends		$25,576,323

EXPENSES:
Management fee	$3,024,139
Custody fees	162,984
Professional fees	41,584
Trustees fees	52,612
Miscellaneous	1,225
Total expenses	3,282,544
Fees paid indirectly	(106,023)
Net expenses		3,176,521
NET INVESTMENT INCOME		22,399,802
NET REALIZED LOSS ON INVESTMENTS:
Proceeds from sales	$383,230,895
Cost of securities sold	(421,943,490)
Net realized loss on investments		(38,712,595)
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS:
Beginning of period	$243,472,010
End of period	281,480,932
Net change in unrealized appreciation		38,008,922
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$21,696,129

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Statements of Changes in Net Assets

	YEAR ENDED JULY 31, 2006	YEAR ENDED JULY 31, 2005
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$22,399,802	$30,432,256
Net realized loss on investments	(38,712,595)	(44,227,615)
Net change in unrealized appreciation of investments	38,008,922	185,523,361
Net Increase in Net Assets Resulting from Operations	21,696,129	171,728,002
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:
Additions	245,457,285	238,673,782
Reductions	(471,501,091)	(325,346,892)
Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	(226,043,806)	(86,673,110)
Total (Decrease)/Increase in Net Assets	(204,347,677)	85,054,892
NET ASSETS:
Beginning of period	1,611,968,563	1,526,913,671
End of period	$1,407,620,886	$1,611,968,563

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Financial Highlights

	YEAR ENDED JULY 31,
	2006		2005		2004		2003		2002
Net assets (in millions)	$1,408		$1,612		$1,527		$1,318		$1,239
Total return	1.46%		11.48%		12.01%		12.13%		(22.71)%
Ratio of net investment income to average net assets (annualized)	1.48%		1.92%		1.25%		1.32%		1.02%
Ratio of expenses to average net assets (annualized)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)	0.22	%(2)
Portfolio turnover rate	12%		9%		8%		8%		13%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.21%, 0.22%, 0.24%, 0.23%, and 0.22% for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Equity Trust (formerly Domini Social Index Trust) (the ‘‘Portfolio’’) is a series of Domini Social Trust (formerly Domini Social Index Portfolio) (the ‘‘Trust’’) which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991. The Domini European Social Equity Trust, another series of the Trust, commenced operations on October 3, 2005.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.

Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures by or at the direction of the Portfolio's Board of Trustees.

(B) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

(C) Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of  $2.5 billion.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index's composition is determined by KLD Research & Analytics, Inc.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2006, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $179,499,762 and $383,181,301, respectively. Per the Portfolio's arrangement with Investors Bank & Trust (‘‘IBT’’), credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's expenses. For the year ended July 31, 2006, custody fees of the Portfolio were reduced by $106,023 under these arrangements.

4. SUBSEQUENT EVENT

Effective November 30, 2006, the Domini Social Equity Trust will be an actively managed Portfolio submanaged by Wellington Management Company, LLP. In connection with this change in investment strategy, an increased management fee equal to 0.30% of the first $2 billion of net assets managed was approved. Domini will pay Wellington from its management fee. See Approval of New Management Agreement between Domini Social Equity Trust and Domini, New Submanagement Agreement between Domini and Wellington, and 2006 Proxy Results.

Domini Social Equity Trust—Notes to Financial Statements  49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Equity Trust (the ‘‘Portfolio’’), a series of Domini Social Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Trust as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Domini Social Equity Fund

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investment in Domini Social Equity Trust, at value	$1,138,744,913
Receivable for capital shares	986,472
Total assets	1,139,731,385
LIABILITIES:
Payable for capital shares	1,387,796
Sponsorship fee payable	402,656
Distribution fee payable	278,103
Other accrued expenses	309,363
Total liabilities	2,377,918
NET ASSETS	$1,137,353,467
NET ASSETS CONSIST OF:
Paid-in capital	$1,147,575,137
Undistributed net investment income	939,826
Accumulated net realized loss from Portfolio	(311,833,585)
Net unrealized appreciation from Portfolio	300,672,089
$1,137,353,467
NET ASSET VALUE PER SHARE
Investor shares
Net asset value and offering price per share* ($1,092,489,681 ÷ 36,743,813 outstanding shares of beneficial interest)	$29.73
Class R shares
Net asset value and offering price per share* ($44,863,786 ÷ 3,987,536 outstanding shares of beneficial interest)	$11.25

*

Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund

Statement of Operations

Year Ended July 31, 2006

INCOME:
Investment income from Portfolio	$20,854,919
Expenses from Portfolio	(2,589,001)
Net investment income from Portfolio	18,265,918
EXPENSES:
Sponsor fee	6,157,462
Distribution fees – Investor shares	2,959,135
Transfer agent fees	1,641,240
Printing	188,496
Professional fees	111,656
Miscellaneous	145,073
Trustees fees	48,202
Accounting fees	22,916
Total Expenses	11,274,180
Fees Waived	(2,309,499)
Net Expenses	8,964,681
NET INVESTMENT INCOME	9,301,237
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(31,706,488)
Net change in unrealized appreciation from Portfolio	32,607,374
Net realized and unrealized gain from Portfolio	900,886
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,202,123

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund

Statements of Changes in Net Assets

	YEAR ENDED July 31, 2006	YEAR ENDED July 31, 2005
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$9,301,237	$16,190,647
Net realized loss from Portfolio	(31,706,488)	(37,459,078)
Net change in unrealized appreciation from Portfolio	32,607,374	158,078,557
Net Increase in Net Assets
Resulting from Operations	10,202,123	136,810,126
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income
Investor shares	(8,688,804)	(15,258,591)
Class R shares	(450,837)	(828,964)
Net Decrease in Net Assets from
Distributions and/or Dividends	(9,139,641)	(16,087,555)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	141,194,804	212,434,665
Net asset value of shares issued in reinvestment of distributions and dividends	8,756,823	15,535,380
Payments for shares redeemed*	(343,994,722)	(313,133,812)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(194,043,095)	(85,163,767)
Total (Decrease)/Increase in Net Assets	(192,980,613)	35,558,804
NET ASSETS:
Beginning of period	1,330,334,080	1,294,775,276
End of period (including undistributed net investment income of $939,826 and $740,457, respectively)	$1,137,353,467	$1,330,334,080

*

Net of redemption fee proceeds of $32,925 and $14,412 for the years ended July 31, 2006 and 2005, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Fund

Financial Highlights

Investor Shares

	YEAR ENDED JULY 31,
	2006	2005	2004	2003	2002
For a share outstanding for the period:
Net asset value, beginning of year	$29.74	$27.18	$24.55	$22.19	$31.89
Income from investment operations:
Net investment income	0.23	0.34	0.15	0.14	0.08
Net realized and unrealized gain/(loss) on investments	(0.02)	2.56	2.61	2.37	(6.96)
Total income from investment operations	0.21	2.90	2.76	2.51	(6.88)
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)	(0.34)	(0.13)	(0.15)	(0.07)
Distributions to shareholders from net realized gain	—	—	—	—	(2.75)
Total distributions	(0.22)	(0.34)	(0.13)	(0.15)	(2.82)
Redemption fee proceeds**	—*	—*	—*	—	—
Net asset value, end of year	$29.73	$29.74	$27.18	$24.55	$22.19
Total return	0.72%	10.68%	11.24%	11.36%	(23.26)%
Portfolio turnover†	12%	9%	8%	8%	13%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,092	$1,271	$1,261	$1,099	$969
Ratio of expenses to average net assets	0.95%(1)	0.95%(1)	0.94%(1)	0.92%(1)	0.92%(1)
Ratio of net investment income/(loss) to average net assets	0.74%	1.20%	0.55%	0.63%	0.32%

*

Amount represents less than 0.005 per share

**

Redemption fee instituted on December 1, 2003

†

For the Portfolio in which the Fund invests

(1)

Reflects a waiver of fees by the Manager of the Portfolio, the Sponsor, and the Distributor of the Fund. Had the Manager, the Sponsor, and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.14%, 1.13%, 1.16%, 1.26%, and 1.15%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

Domini Social Equity Fund

Financial Highlights

Class R Shares

	YEAR ENDED JULY 31,		FOR THE PERIOD NOVEMBER 28, 2003* TO JULY 31, 2004
	2006	2005
For a share outstanding for the period:
Net asset value, beginning of period	$11.25	$10.28	$10.00
Income from investment operations:
Net investment income	0.11	0.15	0.07
Net realized and unrealized gain on investments	0.01	0.98	0.35
Total income from investment operations	0.12	1.13	0.42
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)	(0.16)	(0.14)
Net asset value, end of period	$11.25	$11.25	$10.28
Total return	1.04%	11.04%	4.14%	**
Portfolio turnover†	12%	9%	8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$45	$60	$34
Ratio of expenses to average net assets	0.63%(1)	0.62%(1)	0.63%(1)
Ratio of net investment income to average net assets	1.07%	1.35%	0.79%

*

Commencement of operations.

**

Not annualized

†

For the Portfolio in which the Fund invests

(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.78%, 0.74% and 0.86% for the years ended July 31, 2006, 2005 and 2004, respectively.

DOMINI SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Equity Trust (formerly Domini Social Index Trust) (the ‘‘Portfolio’’), a diversified, open-end management investment company having the same investment objectives as the Fund. The Portfolio is a series of Domini Social Trust (formerly Domini Social Index Portfolio). The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 80.9% at July 31, 2006). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of $2.5 billion.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, Domini

Domini Social Equity Fund — Notes to Financial Statements  57

receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. Effective November 30, 2003, Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.95% of the average daily net assets representing Investor shares. Since the inception of Class R shares, Domini has reduced its fee to the extent necessary to keep the average annual operating expenses of the Fund at no greater than 0.63% of the average daily net assets representing Class R shares. The waiver currently in effect is contractual and expires on November 30, 2006, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the year ended July 31, 2006, Domini waived fees totaling $1,409,921.

(D) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund's Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of Investor shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2006, fees waived totaled $899,578.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2006, additions and reductions in the Fund's investment in the Portfolio aggregated $140,988,384 and $399,670,783, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended July 31, 2006, is as follows:

	INVESTOR SHARES		CLASS R SHARES		TOTAL
	SHARES	DOLLARS	SHARES	Dollars	Shares	Dollars
Sold	3,988,472	119,920,657	1,855,343	21,274,147	5,843,815	141,194,804
Issued in reinvestment of distributions and/or dividends	276,338	8,306,089	39,680	450,734	316,018	8,756,823
Redeemed*	(10,242,766)	(307,205,852)	(3,209,549)	(36,788,870)	(13,452,315)	(343,994,722)
Net Decrease	(5,977,956)	(178,979,106)	(1,314,526)	(15,063,989)	(7,292,482)	(194,043,095)

58  Domini Social Equity Fund — Notes to Financial Statements

Share activity for the year ended July 31, 2005, is as follows:

	INVESTOR SHARES		CLASS R SHARES		TOTAL
	SHARES	DOLLARS	SHARES	Dollars	Shares	Dollars
Sold	6,438,711	181,874,728	2,784,752	30,559,937	9,223,463	212,434,665
Issued in reinvestment of distributions and/or dividends	503,818	14,706,416	75,206	828,964	579,024	15,535,380
Redeemed*	(10,610,909)	(303,908,917)	(856,359)	(9,224,895)	(11,467,268)	(313,133,812)
Net (Decrease)/Increase	(3,668,380)	(107,327,773)	2,003,599	22,164,006	(1,664,781)	(85,163,767)

*

Net of redemption fee proceeds of $28,060 and $4,865, respectively for the year ended July 31, 2006 and $14,173 and $239, respectively for the year ended July 31, 2005

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2006, is as follows:

Undistributed ordinary income	$875,664
Capital losses, other losses and other temporary differences	(311,769,423)
Unrealized appreciation/(depreciation)	300,672,089
Distributable net earnings/(deficit)	$(10,221,670)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized capital losses of $7,507,952 incurred during the period from November 1, 2005 through July 31, 2006. These losses are deferred and will be recognized on August 1, 2006, for tax purposes.

The Fund has accumulated capital loss carryforwards of $184,468,685, of which $140,558,958 will expire in the year 2011, $11,965,059 in the year 2012 and $31,944,668 in the year 2014. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2006	2005
Ordinary income	$9,139,641	$16,087,555
Long-term capital gain	—	—
Total	$9,139,641	$16,087,555

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction.

For dividends paid from net investment income during the year ended July 31, 2006, the Fund designated 100% as Qualified Dividend Income.

Domini Social Equity Fund — Notes to Financial Statements  59

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities of Domini Social Equity Fund (the ‘‘Fund’’), a series of the Domini Social Investment Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Portfolio as of July 31, 2006, by correspondence with the record keeper for the Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Domini Social Bond Fund

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investments at value (cost $66,272,263)	$64,789,198
Interest receivable	613,815
Receivable for capital shares	79,947
Total assets	65,482,960
LIABILITIES:
Payable for capital shares	87,939
Management fee payable	20,894
Other accrued expenses	56,274
Dividend payable	13,297
Total liabilities	178,404
NET ASSETS	$65,304,556
NET ASSETS CONSIST OF:
Paid-in capital	67,071,065
Accumulated net realized loss from investments	(283,444)
Net unrealized depreciation from investments	(1,483,065)
$65,304,556
NET ASSET VALUE PER SHARE
Investor shares
Net asset value and offering price per share* ($65,304,556 ÷ 6,165,082 outstanding shares of beneficial interest)	$10.59

*

Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

Statement of Operations

Year Ended July 31, 2006

INCOME:
Interest income	$3,057,054
EXPENSES:
Management fee	259,383
Administrative fee	162,114
Distribution fees	162,114
Transfer agent fees	139,718
Accounting and custody fees	43,438
Printing	33,255
Professional fees	26,594
Registration	23,837
Miscellaneous	5,106
Trustees fees	2,518
Total Expenses	858,077
Fees Waived	(242,084)
Net Expenses	615,993
NET INVESTMENT INCOME	2,441,061
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(118,912)
Net change in unrealized appreciation on investments	(1,666,258)
Net realized and unrealized loss from investments	(1,785,170)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$655,891

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

Statements of Changes in Net Assets

	YEAR ENDED JULY 31, 2006	YEAR ENDED JULY 31, 2005
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,441,061	$2,202,284
Net realized gain/(loss) on investments	(118,912)	27,330
Net change in unrealized depreciation on investments	(1,666,258)	(246,761)
Net Increase in Net Assets Resulting from Operations	655,891	1,982,853
DISTRIBUTIONS AND DIVIDENDS:
Dividends to shareholders from net investment income
Investor shares	(2,441,353)	(2,201,976)
Class R shares	—	(16)
Distributions to shareholders from net realized gain
Investor shares	—	—
Class R shares	—	—
Net Decrease in Net Assets from Distributions and Dividends	(2,441,353)	(2,201,992)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	14,102,624	16,366,951
Net asset value of shares issued in reinvestment of distributions and dividends	2,299,009	2,084,129
Payment for shares redeemed*	(13,320,272)	(13,512,062)
Net Increase in Net Assets from Capital Share Transactions	3,081,361	4,939,018
Total Increase in Net Assets	1,295,899	4,719,879
NET ASSETS:
Beginning of period	64,008,657	59,288,778
End of period (including undistributed net investment income of $0 and $292, respectively)	$65,304,556	$64,008,657

*

Net of redemption fee proceeds of $1,867 and $4,256 for the years ended July 31, 2006 and 2005, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

Financial Highlights

Investor Shares

	YEAR ENDED JULY 31,
	2006		2005		2004		2003		2002
For a share outstanding for the period:
Net asset value, beginning of period	$10.88		$10.91		$10.97		$11.03		$10.78
Income from investment operations:
Net investment income	0.40		0.38		0.36		0.40		0.48
Net realized and unrealized gain/(loss) on investments	(0.29)		(0.03)		(0.03)		(0.03)		0.34
Total income from investment operations	0.11		0.35		0.33		0.37		0.82
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.40)		(0.38)		(0.36)		(0.40)		(0.48)
Distributions to shareholders from net realized gain	—		—		(0.03)		(0.03)		(0.09)
Total dividends and distributions	(0.40)		(0.38)		(0.39)		(0.43)		(0.57)
Redemption fee proceeds*	—	**	—	**	—	**	—		—
Net asset value, end of period	$10.59		$10.88		$10.91		$10.97		$11.03
Total return	1.06%		3.25%		3.02%		3.33%		7.85%
Portfolio turnover	34%		25%		46%		24%		71%
Ratios/supplemental data (annualized):
Net assets, end of period (000s)	$65,305		$64,009		$59,288		$47,853		$32,018
Ratio of expenses to average net assets	0.95%	(1)	0.95%	(1)	0.95%	(1)	0.95%	(1)	0.95%	(1)
Ratio of net investment income to average net assets	3.76%		3.48%		3.27%		3.56%		4.40%

*

Redemption fee instituted on December 1, 2003.

**

Amount represents less than $0.005 per share.

(1)

Reflects a waiver of fees by the Manager due to a contractual fee waiver. Had the Manager not waived its fees, the ratio of expenses to average net assets would have been 1.32%, 1.47%, 1.64%, 1.71%, and 1.85%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Bond Fund

Notes to Financial Statements

July 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Bond Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental standards.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

(B) Repurchase Agreements. The Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Income and Dividends to Shareholders. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(D) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Fund has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives

66  Domini Social Bond Fund — Notes to Financial Statements

from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. For the period from November 30, 2005, until November 30, 2006, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets representing Investor shares. A similar fee waiver arrangement was in effect in prior periods for the Fund's Investor shares. For the year ended July 31, 2006, Domini waived fees totaling $79,970.

(B) Submanager. Seix Advisors (Seix), the fixed-income division of Trusco Capital Management, Inc., provides investment submanagement services to the Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to March 1, 2005, these services were provided by ShoreBank.

(C) Administrator. Pursuant to an Administration Agreement, Domini provides oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration. For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. For the period from November 30, 2005, until November 30, 2006, Domini is waiving its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets representing Investor shares. A similar fee arrangement was in effect in prior periods for the Fund's Investor shares.

(D) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund's Investor shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of Investor shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the Fund's average daily net assets representing the Investor shares. For the year ended July 31, 2006, fees waived totaled $162,114.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, aggregated $28,742,274 and $20,241,741, respectively.

Domini Social Bond Fund — Notes to Financial Statements  67

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended July 31, 2006, is as follows:

	Investor shares		Total
	Shares	Dollars	Shares	Dollars
Sold	1,315,796	14,102,624	1,315,796	14,102,624
Issued in reinvestment of distributions and/or dividends	214,836	2,299,009	214,836	2,299,009
Redeemed*	(1,246,013)	(13,320,272)	(1,246,013)	(13,320,272)
Net Increase/(Decrease)	284,619	3,081,361	284,619	3,081,361

Share activity for the year ended July 31, 2005, is as follows:

	Investor shares		Class R shares**		Total
	Shares	Dollars	Shares	Dollars	Shares	Dollars
Sold	1,490,264	16,366,951	—	—	1,490,264	16,366,951
Issued in reinvestment of distributions and/or dividends	189,812	2,084,116	1	13	189,813	2,084,129
Redeemed*	(1,233,246)	(13,511,029)	(104)	(1,033)	(1,233,350)	(13,512,062)
Net Increase/(Decrease)	446,830	4,940,038	(103)	(1,020)	446,727	4,939,018

*

Net of redemption fee proceeds of $1,867 for the year ended July 31, 2006 and $4,256 and $0, respectively, for the year ended July 31, 2005.

**

For the period August 1, 2004 through December 29, 2004

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2006, is as follows:

Undistributed ordinary income	$13,297
Capital losses, other losses and other temporary differences	(296,741)
Unrealized appreciation/(depreciation)	(1,483,065)
Distributable net earnings/(deficit)	$(1,766,509)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized capital losses of $101,917 incurred during the period from November 1, 2005 through July 31, 2006. These losses are deferred and will be recognized on August 1, 2006, for tax purposes.

The Fund has accumulated capital loss carryforwards of $181,527 of which $164,532 will expire in the year 2013 and $16,995 will expire in the year 2014. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

68  Domini Social Bond Fund — Notes to Financial Statements

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2006	2005
Ordinary income	$2,441,353	$2,201,992
Long-term capital gain	—	—
Total	$2,441,353	$2,201,992

Domini Social Bond Fund — Notes to Financial Statements  69

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Bond Fund (the ‘‘Fund’’), a series of the Domini Social Investment Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Bond Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Domini European Social Equity Trust

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investments at value (Cost $51,448,292)	$55,120,188
Cash	1,491,356
Foreign Currency	4,087
Receivable for securities sold	1,994,882
Dividend and tax reclaim receivables	114,803
Total assets	58,725,316
LIABILITIES:
Payable for securities purchased	2,753,627
Management fee payable	33,418
Other accrued expenses	5,387
Total liabilities	2,792,432
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$55,932,884

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Trust

Statement of Operations

For the Period October 3, 2005 (commencement of Operations) through July 31, 2006

INVESTMENT INCOME:
Dividends (net of foreign taxes of $125,874)		$1,168,558
EXPENSES:
Management fee	186,218
Custody fees	109,438
Professional fees	32,756
Trustees fees	726
Miscellaneous	8,801
Total expenses	337,939
Fees paid indirectly	(27,686)
Fees waived	(117,787)
Net expenses		192,466
NET INVESTMENT INCOME		976,092
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	1,695,976
Foreign currency	(121,207)
Net realized gain		1,574,769
NET CHANGES IN UNREALIZED APPRECIATION ON:
Investments	3,671,896
Translation of assets and liabilities in foreign currencies	5,116
Net change in unrealized appreciation		3,677,012
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY		5,251,781
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$6,227,873

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Trust

Statement of Changes in Net Assets

For the period October 3, 2005 (commencement of operations) through July 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$976,092
Net realized gain on investments	1,574,769
Net change in unrealized appreciation of investments	3,677,012
Net Increase in Net Assets Resulting from Operations	6,227,873
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:
Additions	51,295,957
Reductions	(1,590,946)
Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	49,705,011
Total Increase in Net Assets	55,932,884
NET ASSETS:
Beginning of period	—
End of period	$55,932,884

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Trust

Financial Highlights

	For the period October 3, 2005 (commencement of operations) through July 31, 2006
Net assets (in millions)	$56
Total return	25.96%	*
Ratio of net investment income to average net assets (annualized)	3.92%
Ratio of expenses to average net assets (annualized)	0.88%(1)(2)
Portfolio turnover rate	69%	*

*

Not annualized.

(1)

Reflects a fee waiver by the Manager of 0.47% for the period ended July 31, 2006. Had the Manager not waived its fee, the ratio of expenses to average net assets would have been 1.35% for the period ended July 31, 2006.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratio would have been 0.77% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS
JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini European Social Equity Trust (European Trust) is a series of Domini Social Trust (formerly Domini Social Index Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company that was organized as a trust under the laws of the State of New York on June 7, 1989. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the European Trust. The European Trust was designated as a series of the Domini Social Trust on August 1, 2005, and commenced operations on October 3, 2005. The European Trust invests primarily in stocks of European companies that meet a comprehensive set of social and environmental standards.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the European Trust's significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national or international securities exchanges are valued at the last sale price reported by the security's primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the ‘‘NOCP’’). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures by or at the direction of the European Trust's Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the European Trust's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates.

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The European Trust does not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the European Trust purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date.

(D) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

(E) Federal Taxes. The European Trust will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the European Trust will be taxed on its share of the European Trust's ordinary income and capital gains. It is intended that the European Trust will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The

76  Domini European Social Equity Trust — Notes to Financial Statements

services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the European Trust. For its services under the Management Agreement, Domini receives from the European Trust a fee accrued daily and paid monthly at an annual rate equal to 0.75% of the European Trust's average daily net assets. For the period ended July 31, 2006, Domini voluntarily waived fees totaling $117,787.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the European Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2006, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $71,534,459, and $21,703,842, respectively. Per the European Trust's arrangement with Investors Bank & Trust (‘‘IBT’’), credits realized as a result of uninvested cash balances are used to reduce a portion of the European Trust's expenses. For the period ended July 31, 2006, custody fees of the European Trust were reduced by $27,686 under these arrangements.

Domini European Social Equity Trust — Notes to Financial Statements  77

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini European Social Equity Trust (the ‘‘Trust’’), a series of Domini Social Trust, as of July 31, 2006, and the related statement of operations, and statement of changes in net assets for the period from October 3, 2005 (commencement of operations) to July 31, 2006, and financial highlights for the period from October 3, 2005 (commencement of operations) to July 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers, or by other means when responses were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini European Social Equity Trust as of July 31, 2006, the results of its operations, and the changes in its net assets for the period from October 3, 2005 (commencement of operations) to July 31, 2006, and financial highlights for the period from October 3, 2005 (commencement of operations) to July 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Domini European Social Equity Fund

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investment in Domini European Social Equity Trust, at value	$ 55,333,152
Receivable for capital shares	162,429
Total assets	55,495,581
LIABILITIES:
Payable for capital shares	7,498
Management fee payable	11,047
Other accrued expenses	53,094
Total liabilities	71,639
NET ASSETS	$55,423,942
NET ASSETS CONSIST OF:
Paid-in capital	$ 50,226,359
Undistributed net investment loss	(42,909)
Accumulated net realized gain from Portfolio	1,573,850
Net unrealized appreciation from Portfolio	3,666,642
$55,423,942

NET ASSET VALUE PER SHARE
Net asset value and offering price per share* ($55,423,942 ÷ 4,506,617 outstanding shares of beneficial interest)	$12.30

*

Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

Statement of Operations

For the Period October 3, 2005 (Commencement of Operations) Through July 31, 2006

INCOME:
Investment income from Portfolio (net of foreign taxes of $124,941)	$1,159,908
Expenses from Portfolio	(191,174)
Net investment gain from Portfolio	968,734
EXPENSES:
Management fee	61,763
Distribution fees	61,763
Transfer agent fees	74,615
Registration fees	31,788
Professional fees	19,909
Accounting fees	9,900
Printing	8,964
Trustees fees	737
Miscellaneous	605
Total Expenses	270,044
Fees Waived	(68,704)
Net Expenses	201,340
NET INVESTMENT INCOME	767,394
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN / (LOSS) FROM PORTFOLIO:
Investments	1,484,483
Foreign Currency	78,079
Net realized gain	1,562,562
NET CHANGE IN UNREALIZED APPRECIATION FROM PORTFOLIO:
Investments	3,661,584
Translation of assets and liabilities in foreign currencies	5,058
Net change in unrealized appreciation	3,666,642
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY	5,229,204
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,996,598

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

Statement of Changes in Net Assets

FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$767,394
Net realized gain on investments and foreign currency from portfolio	1,562,562
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currencies from Portfolio	3,666,642
Net Increase in Net Assets
Resulting from Operations	5,996,598
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income	(801,320)
Net Decrease in Net Assets from
Distributions and/or Dividends	(801,320)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	50,870,995
Net asset value of shares issued in reinvestment of distributions and dividends	459,720
Payments for shares redeemed*	(1,102,051)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	50,228,664
Total Increase in Net Assets	55,423,942
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment loss of $42,909)	$55,423,942

*

Net of redemption fee proceeds of $3,551 for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

Domini European Social Equity Fund

Financial Highlights

	FOR THE PERIOD OCTOBER 3, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2006
For a share outstanding for the period:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain/(loss) on investments	2.31
Total income from investment operations	2.50
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.20)
Distributions to shareholders from net realized gain	—
Total distributions	(0.20)
Redemption fee proceeds	—	*
Net asset value, end of period	$12.30
Total return	25.11%	**
Portfolio turnover†	69%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$55,424
Ratio of expenses to average net assets	1.59%
Ratio of net investment income/(loss) to average net assets	3.11%

*

Amount represents less than 0.005 per share

**

Not annualized

†

For the Portfolio in which the Fund invests

(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Distributor of the Fund. Had the Manager and the Distributor not waived their fees, the ratio of expenses to average net assets would have been 1.87% for the period ended July 31, 2006.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI EUROPEAN SOCIAL EQUITY FUND

Notes to Financial Statements

JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini European Social Equity Fund is a series of the Domini Social Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini European Social Equity Trust (the ‘‘Portfolio’’), a diversified, open-end management investment company having the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 98.9% at July 31, 2006). The Fund commenced operations October 3, 2005. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid semi-annually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.75% of the Portfolio's average daily net assets.

Pursuant to a Management Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Portfolio. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. Domini has reduced its fee and reimbursed expenses to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 1.60% of the average daily net assets of the Fund. The waiver currently in effect is contractual and expires on November 30, 2007, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the period ended July 31, 2006 fees waived totaled $22,546.

84  Domini European Social Equity Fund — Notes to Financial Statements

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan with respect to the Fund's shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSILD), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays DSILD a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets. For the period ended July 31, 2006, fees waived totaled $46,158.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2006, additions and reductions in the Fund's investment in the Portfolio aggregated $50,712,184 and $1,576,974, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended July 31, 2006, is as follows:

	SHARES	DOLLARS
Sold	4,561,506	50,870,995
Issued in reinvestment of distributions and/or dividends	39,631	459,720
Redeemed*	(94,520)	(1,102,051)
Net Increase	4,506,617	50,228,664

* Net of redemption fee proceeds of $3,551 for the period ended July 31, 2006.

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2006, is as follows:

Undistributed ordinary income	$1,581,016
Capital losses, other losses and other temporary differences	(46,996)
Unrealized appreciation/(depreciation)	3,663,563
Distributable net earnings/(deficit)	$5,197,583

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized currency losses of $42,909 incurred during the period between November 1, 2005 through July 31, 2006. These losses are deferred and will be recognized on August 1, 2006 for tax purposes.

Domini European Social Equity Fund — Notes to Financial Statements  85

For federal income tax purpose, dividends paid were characterized as follows:

YEAR ENDED 2006
Ordinary income	$801,320
Long-term capital gain	—
Total	$801,320

For dividends paid from net investment income during the year ended July 31, 2006, the Fund designated 100% as Qualified Dividend Income.

86  Domini European Social Equity Fund — Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Social Investment Trust:

We have audited the accompanying statement of assets and liabilities of Domini European Social Equity Fund (the ‘‘Fund’’), a series of the Domini Social Investment Trust, as of July 31, 2006, and the related statement of operations, and statements of changes in net assets for the period from October 3, 2005 (commencement of operations) to July 31, 2006, and financial highlights for the period from October 3, 2005 (commencement of operations) to July 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Portfolio as of July 31, 2006, by correspondence with the record keeper for the Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini European Social Equity Fund as of July 31, 2006, the results of its operations, and the changes in its net assets for the period from October 3, 2005 (commencement of operations) to July 31, 2006, and financial highlights for the period from October 3, 2005 (commencement of operations) to July 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Approval of the Continuance of the Management Agreement between Domini Social Equity Trust and Domini and the Submanagement Agreement between Domini and SSgA

At a meeting held on April 28, 2006, the Board of Trustees approved the continuance of the Management Agreement between the Domini Social Equity Trust (the ‘‘Portfolio’’) and Domini Social Investments LLC (‘‘Domini’’) (the ‘‘Management Agreement’’) and the Submanagement Agreement between Domini and SSgA Funds Management, Inc. (‘‘SSgA’’) (the ‘‘Submanagement Agreement’’). The Trustees including all of the Independent Trustees, concluded that each of Domini and SSgA had the capabilities, resources, and personnel necessary to manage the Portfolio. The Trustees further concluded that based on the services provided by Domini and SSgA to the Portfolio pursuant to the Management and Submanagement Agreement, respectively, the expenses incurred by Domini and SSgA in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and SSgA under the Management and Submanagement Agreements, as applicable, is fair and reasonable.

In their deliberations regarding the continuance of the Management and Submanagement Agreements for the Portfolio, the Trustees considered the information provided to them throughout the year at regular board meetings as well as the information prepared specifically in connection with the annual renewal process. In reaching their determination to approve the continuance of the Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

Consideration of the Management Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered that pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it does by engaging and overseeing the activities of SSgA. The terms of the Management Agreement were reviewed by the Trustees.

The Trustees considered the scope and quality of the services provided by Domini under the Management Agreement. They also considered Domini's capabilities and experience in the development and application of social and environmental screens and its reputation and leadership in the socially responsible investment community. The Trustees also considered the quality of the administration services Domini provided to the Portfolio and the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to the Portfolio.

Investment Results.    The Trustees considered the performance of the Portfolio, including, the performance of the Portfolio for the 3 months, 6 months, 1- and 2- year periods ended December 31, 2005 and March 31, 2006, as well as its cumulative performance from inception through December 31, 2005 and through March 31, 2006. Because the Domini Social Equity Fund (the ‘‘Equity Fund’’) and certain other Domini funds (collectively with the Equity Fund, the ‘‘Feeder Funds’’) invest their assets in the Portfolio, they also reviewed the performance of the Feeder Funds for the same periods. They considered the performance of the S&P 500 Index and the Domini 400 Social Index for the same periods. The Trustees noted that the Portfolio had underperformed when compared to the S&P 500 Index over most periods ending March 31, 2006. They noted that the performance of the Feeder Funds differed from each other and from the performance of the Portfolio to the extent of the expenses incurred by each such Fund. Because the objective of the Portfolio is to provide its investors with a long-term total return that matches the performance of the Domini 400 Social Index, the Trustees paid particular attention to the Portfolio's tracking error. They compared the Portfolio's tracking error to SSgA's tracking error with respect to other index funds for which it acts as advisor. They noted that the Portfolio's tracking error had been in an acceptable range. Based on their review, the Trustees concluded that the performance of the Portfolio over time had been satisfactory.

Fees and Other Expenses.    The Trustees considered the advisory fees paid by the Portfolio to Domini. The Trustees also considered the administrative fees paid by the Feeder Funds. The Trustees considered the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratio versus relevant peer group averages. The Trustees also considered the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees considered that Domini (and not the Portfolio) pays SSgA from its advisory fee as well as the fees for licensing the Domini 400 Social Index.

The Trustees considered that, based on the information provided with respect to the peer group, the advisory fee for the Portfolio was lower than  most peer group averages but slightly higher than the average advisory/administrative fee for the domestic equity index fund peer group. The Trustees also considered that, after giving effect to Domini's waiver of a portion of its fee, the total expense ratio for the Portfolio was lower than the average of all relevant peer groups, including the domestic equity index fund peer group average. The Trustees concluded that the advisory fees payable by the Portfolio were reasonable and supported the continuance of the Management Agreement.

Costs of Services Provided and Profitability.    The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its advisory and administrative relationship with the Portfolio and each of the Feeder Funds for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of the Domini Funds for December 31, 2005. The Trustees considered Domini's profit margin with respect to each Feeder Fund in comparison to industry data provided by Domini. The Trustees concluded that they were satisfied that Domini's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Domini as the assets in the Portfolio increased and the extent to which economies of scale were reflected in the fees charged under the Management Agreement. The Trustees noted that the fee schedule to the Management Agreement contained breakpoints. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported the approval of the continuance of the Management Agreement.

Other Benefits.    The Trustees considered the other benefits which Domini and its affiliates receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of other payments received by Domini and its affiliates, in respect of the Portfolio and each of the other Domini Funds. The Trustees considered that Domini's profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Domini Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Domini Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio, and supported the approval of the continuance of the Management Agreement.

Consideration of the Submanagement Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered the scope and quality of the services provided by SSgA under the Submanagement Agreement. The Trustees considered that SSgA provides the day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the

Portfolio's investment objective and policies. The terms of the Submanagement Agreement were reviewed by the Trustees.

The Trustees considered the professional experience, tenure and qualifications of the Portfolio's portfolio management team and other senior personnel at SSgA. They also considered SSgA's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by SSgA to the Portfolio.

Investment Results.    For a discussion regarding the Investment Results considered by the Board and the Board's conclusions with respect to such Investment Results, please see ‘‘Management Agreement — Investment Results’’ above.

Fees and Other Expenses.    The Trustees considered the submanagement fees paid by Domini to SSgA. The Trustees also considered the fees that SSgA charged its other clients with investment objectives similar to the Portfolio. The Trustees considered that the advisory fees SSgA receives with respect to its other index clients are within the general range of the submanagement fee it receives with respect to the Portfolio. The Trustees also noted that Domini (and not the Portfolio) pays SSgA from the advisory fee Domini receives from the Portfolio. The Trustees determined, based on the nature and quality of the services provided by SSgA and in light of the other factors considered, that the fees paid by Domini to SSgA under the Submanagement Agreement were reasonable and supported continuance of the Submanagement Agreement.

Costs of Services Provided and Profitability.    The Trustees considered information provided to them by SSgA concerning the costs borne by and profitability of SSgA in respect of its submanagement relationship with the Portfolio for the 2005 calendar year. The Trustees also considered SSgA's statements of income for December 31, 2004 and December 31, 2005. The Trustees considered SSgA's profit margin with respect to the Portfolio in comparison to industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that SSgA's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees considered whether economies of scale would be realized by SSgA as the assets in the Portfolio increased and the extent to which any economies of scale are reflected in the level of fees charged by SSgA. The Trustees also considered that there were breakpoints in the SSgA submanagement fee. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported continuance of the Submanagement Agreement.

Other Benefits.    The Trustees considered the other benefits which SSgA and its affiliates receive from their relationship with the Portfolio, noting that SSgA and its affiliates provide no other services to the Portfolio. The Trustees considered the brokerage practices of SSgA and noted that, based on information provided to them, SSgA did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Portfolio. The Trustees also considered the intangible benefits that may accrue to SSgA and its affiliates by virtue of its relationship with the Portfolio. The Trustees concluded that the benefits received by SSgA and its affiliates were reasonable in the context of the relationship between SSgA and the Portfolio, and supported the approval of the continuance of the SSgA Submanagement Agreement.

Approval of new Management Agreement between Domini Social Equity Trust and Domini and a new Submanagement Agreement between Domini and Wellington Management Company, LLP

At a meeting held on April 28, 2006, the Board of Trustees approved a change in the investment strategy of the Portfolio from a passive to an active investment strategy. In connection with the change to an active investment strategy, the Board approved a new Management Agreement between the Portfolio and Domini (the ‘‘New Management Agreement’’) and a new Submanagement Agreement between Domini and Wellington Management Company, LLP (‘‘Wellington Management’’) (the ‘‘New Submanagement Agreement’’) (collectively, the ‘‘New Agreements’’). Shareholders of the Fund and holders of beneficial interests in the Portfolio approved the New Agreements at Special Meetings held on August 15, 2006. See disclosure of proxy results in next section. The new strategy will go into effect on or about November 30, 2006.

The Trustees including all of the Independent Trustees, concluded that each of Domini and Wellington Management had the capabilities, resources, and personnel necessary to manage the Portfolio and implement the new investment strategy. The Trustees further concluded that based on the services to be provided by Domini and Wellington Management to the Portfolio pursuant to the New Management and New Submanagement Agreements, respectively, the expenses incurred by Domini and Wellington Management in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and Wellington Management under the New Management and New Submanagement Agreements, as applicable, is fair and reasonable.

In reaching their determination to approve the New Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

Consideration of the New Management Agreement

Nature, Quality, and Extent of Services Provided.    The Trustees considered that the terms of the New Management Agreement are the same as the existing Management Agreement except for the increase in fees payable to Domini. The Trustees considered that, pursuant to the New Management Agreement, Domini, subject to the direction of the Board, will continue to be responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it will do by engaging and overseeing the activities of Wellington Management. They considered that under the New Management Agreement, Domini would be responsible for applying social and environmental screens to a universe of securities.

The Trustees considered the scope and the quality of the services to be provided by Domini under the New Management Agreement. They considered the professional experience, tenure, and qualifications of the portfolio management teams proposed for the Portfolio and the other senior personnel at Domini. They also considered Domini's capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. They considered the quality of the administrative services Domini provided to the Portfolio and to the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Domini to the Portfolio.

Investment Results.    The Trustees considered the performance of the Portfolio and each Feeder Fund compared to the S&P 500 Index, and noted that the annualized total returns of the Portfolio and each Feeder Fund had lagged annualized total return of the S&P 500 Index for the 1, 3, 5 and 10 year periods ending March 31, 2006 and since the Portfolio's and each Feeder Fund's inception. The Trustees considered information provided to them that showed that stock selection had generally helped the performance of the Portfolio compared to the S&P 500 Index over most time periods but that the underweight versus the S&P 500 Index of certain industries and sectors had hurt the Portfolio's performance compared to the benchmark. The Trustees considered how the passive investment strategy used by the Portfolio had impacted the performance of the Portfolio.

Fees and Other Expenses.    The Trustees considered the increased management fees to be paid by the Portfolio to Domini under the New Management Agreement. The Trustees considered that Domini (and not the Portfolio) will pay Wellington Management from its advisory fee for the Portfolio. The Trustees also considered information that showed the net increase in fees that Domini would receive (after taking into account that Domini would pay the submanagement fees, giving effect to the waiver by Domini of certain fees and expenses and the expenses that Domini expected to incur in connection with providing the social and environmental screening for the Portfolio). The Trustees also reviewed the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees compared the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratios versus relevant peer group averages.

The Trustees also reviewed the fees under the existing Management Agreement and considered that the current total expense ratio for the Equity Fund exceeded the peer group average total expense ratio for U.S. equity index funds even after giving effect to the waiver by Domini of certain fees and expenses. The Trustees considered the reasons that the total expense ratio of the Fund exceeded that of the U.S. equity index funds peer group and noted that, given the license, submanagement and other fees paid or reimbursed by Domini, a reduction of fees was not likely to be a feasible alternative. The Trustees then considered that the proposed new management fee for the Portfolio was lower than the average management fees of various peer groups.

Costs of Services Provided and Profitability.    The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to its advisory and administrative relationship with the Portfolio and the Equity Fund for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed information provided to them by Domini that showed the net dollar increase in fees that Domini expected to receive under the New Management Agreement and reviewed the increased expenses that Domini expected to incur in providing services under the New Management Agreement. The Trustees concluded that they were satisfied that Domini's expected level of profitability with respect to the New Management Agreement was reasonable in view of the nature, quality and extent of services to be provided.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Domini as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed new fee schedules. The Trustees noted that breakpoints were being proposed for both the New Management Agreement, and also considered the fee waivers proposed by Domini. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and that this was a positive factor in support of approval of the New Management Agreement.

Other Benefits.    The Trustees considered the other benefits that Domini and its affiliates received and could be expected to receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of payments that will continue to be received by Domini and its affiliates in connection with its relationship to the Portfolio and the other Domini Funds. The Trustees also considered the intangible benefits that would continue to accrue to Domini and its affiliates by virtue of their relationship with the Portfolio and how implementation of the new strategy would likely increase those benefits. The Trustees concluded that the benefits expected to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio and supported the approval of the New Management Agreement.

Consideration of the New Submanagement Agreement

Nature, Quality, and Extent of Services Provided.    The Trustees considered the scope and quality of the services to be provided by Wellington Management under the New Submanagement Agreement, including the provision of day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The Trustees also considered the positive results of interviews with several of Wellington Management's current clients.

The Trustees considered the professional experience, tenure, and qualifications of the proposed portfolio management team and other senior personnel at Wellington Management. The Trustees also reviewed Wellington Management's compliance policies and procedures and compliance record. The Trustees further considered the terms of the New Submanagement Agreement and its differences with the existing Submanagement Agreement. The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Wellington Management to the Portfolio under the New Submanagement Agreement.

Investment Results.    The Trustees considered the annualized total returns of Wellington Management's core U.S. intersection total composite for the 1, 3, 5 and 10 years ending December 31, 2005.and the model investment performance of Wellington Management's core U.S. quantitative equity strategy, which Wellington Management proposed to adapt for the Portfolio. The Trustees considered the performance of both the composite and the model was consistent and reasonable when compared to the benchmark of the Portfolio. The Trustees also considered the differences between the proposed investment objectives and strategies of the Portfolio and the core U.S. quantitative equity strategy including that the model performance data did not factor in the application of Domini's social and environmental screening process. The Board considered the positive impact of the social and environmental screens on the performance of another Domini fund with a similar strategy.

Fees and Other Expenses.    The Trustees considered the submanagement fees to be paid by Domini to Wellington Management. The Trustees compared the investment submanagement fees proposed by Wellington Management with the fees charged by the current submanager of the Portfolio. They noted that the fees proposed by Wellington Management were significantly higher than the fees currently being paid to the submanager of the Portfolio and considered that the increase was reasonable given that Wellington Management would be using an active, rather than a passive, investment strategy. The Trustees also reviewed the submanagement fees that Wellington Management charges its other mutual fund clients, and noted that the submanagement fees Wellington Management receives with respect to its other mutual fund clients are within the general range of the submanagement fee it would receive with respect to the Portfolio. The Trustees noted that Domini (and not the Portfolio) will pay Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the New Management Agreement. The Trustees determined, based on the nature and quality of the services to be provided by Wellington Management, and in light of the other factors considered, that the fees proposed by Wellington Management were reasonable and supported approval of the New Submanagement Agreement.

Costs of Services Provided and Profitability.    The Trustees considered the consolidated balance sheet for Wellington Management and its subsidiaries as of December 31, 2005. The Trustees did not, however, receive information regarding the estimated costs to Wellington Management of the services proposed to be provided by it to the Portfolio or the estimated profits that may be realized by Wellington Management from its submanagement relationship with the Portfolio. The Trustees considered that it would be difficult for Wellington Management to estimate such costs and profits given that Wellington Management had not yet provided submanagement services to the Portfolio. The Trustees also noted that it would be appropriate to request and review such information when they considered the continuation of the New Submanagement Agreement.

Economies of Scale.    The Trustees considered whether economies of scale would be realized by Wellington Management as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed fee schedule under the New Submanagement Agreement. The Trustees also considered that there were breakpoints in the proposed fee reflected in the New Submanagement Agreement. The Trustees concluded that such breakpoints, as proposed, were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio which was a positive factor supporting the approval of the New Submanagement Agreement.

Other Benefits.    The Trustees considered the other benefits that Wellington Management and its affiliates could be expected to receive from their relationship with the Portfolio, noting that none of Wellington

Management or any of its affiliates would be providing any other services to the Portfolio. The Trustees also considered the brokerage practices of Wellington Management. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the Portfolio. The Trustees concluded that the benefits expected to be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Portfolio and supported the approval of the New Submanagement Agreement.

Approval of the Continuance of the Management Agreement between Domini Social Bond Fund and Domini and the Submanagement Agreement between Domini and Seix

At a meeting held on April 28, 2006, the Board of Trustees approved the continuance of the Management Agreement between the Domini Social Bond Fund (the ‘‘Bond Fund’’) and Domini Social Investments LLC (‘‘Domini’’) (the ‘‘Management Agreement’’) and the Submanagement Agreement between Domini and Seix Advisors (‘‘Seix’’) (the ‘‘Submanagement Agreement’’). The Trustees including all of the Independent Trustees, concluded that each of Domini and Seix had the capabilities, resources, and personnel necessary to manage the Bond Fund. The Trustees further concluded that based on the services provided by Domini and Seix to the Bond Fund pursuant to the Management and Submanagement Agreement, respectively, the expenses incurred by Domini and Seix in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and Seix under the Management and Submanagement Agreements, as applicable, is fair and reasonable.

In their deliberations regarding the continuance of the Management and Submanagement Agreements for the Bond Fund, the Trustees considered the information provided to them throughout the year at regular board meetings as well as the information prepared specifically in connection with the annual renewal process. In reaching their determination to approve the continuance of the Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

Consideration of the Management Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered that pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Bond Fund and for managing the investment of the assets of the Bond Fund, which it does by engaging and overseeing the activities of Seix. The terms of the Management Agreement were reviewed by the Trustees.

The Trustees considered the scope and quality of the services provided by Domini under the Management Agreement. They also considered Domini's capabilities and experience in the development and application of social and environmental screens and its reputation and leadership in the socially responsible investment community. The Trustees also considered the quality of the administration services Domini provided to the Bond Fund and the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to the Bond Fund.

Investment Results.    The Trustees considered the performance of the Bond Fund, for the calendar year since Seix commenced submanagement of the Bond Fund and for the 3 months, 6 months and 1-year period ended December 31, 2005 and March 31, 2006. They considered the performance of the Lehman Brothers Intermediate Aggregate Bond Index (‘‘Bond Fund benchmark’’) for the same periods. The Trustees considered that the Bond Fund had underperformed when compared to the Bond Fund benchmark on a net basis for the 6 month and 1-year periods and since Seix commenced submanagement of the Bond Fund, but that the Bond Fund had relatively good performance gross of fees for those periods. The Trustees considered that the performance of the Bond Fund had improved relative to the benchmark since Seix took over its submanagement. The Trustees also considered the performance of Seix's intermediate fixed income composite and noted that the Bond Fund had performed in line with that composite. Based on their review, the Trustees concluded that the performance of the Bond Fund was sufficient to warrant continuance of the Agreement.

Fees and Other Expenses.    The Trustees considered the advisory fees paid by the Bond Fund to Domini and the submanagement fees to be paid by Domini to Seix. The Trustees also considered the administrative fee paid by the Bond Fund to Domini under the Administration Agreement. The Trustees also considered the level of the advisory fees versus the peer group for the Bond Fund, as well as the Bond Fund's total expense ratio compared to those peers, before and after giving effect to Domini's waiver of a portion of its advisory and administrative fees. The Trustees considered that Domini (and not the Bond Fund) pays Seix from its advisory fee. Considering its relatively small size, the Trustees concluded that the advisory fees payable by the Bond Fund were reasonable and supported the continuance of the Management Agreement.

Costs of Services Provided and Profitability.    The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its advisory and administrative relationship with the Bond Fund for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of the Domini Funds for December 31, 2005. The Trustees concluded that they were satisfied that Domini's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Domini as the assets in the Bond Fund increased and the extent to which economies of scale were reflected in the fees charged under the Management Agreement. The Trustees noted that the fee schedule to the Management Agreement contained breakpoints. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the Bond Fund shareholders and supported the approval of the continuance of the Management Agreement.

Other Benefits.    The Trustees considered the other benefits which Domini and its affiliates receive from their relationship with the Bond Fund and the other Domini Funds. The Trustees reviewed the character and amount of other payments received by Domini and its affiliates, in respect of the Bond Fund and each of the other Domini Funds. The Trustees considered that Domini's profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Domini Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Domini Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Bond Fund, and supported the approval of the continuance of the Management Agreement.

Consideration of the Submanagement Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered the scope and quality of the services provided by Seix under the Submanagement Agreement. The Trustees considered that Seix provides the day-to-day portfolio management of the Bond Fund, including making purchases and sales of portfolio securities consistent with the Bond Fund's investment objective and policies. The terms of the Submanagement Agreement were reviewed by the Trustees.

The Trustees considered the professional experience, tenure and qualifications of the Bond Fund's portfolio management team and other senior personnel at Seix. They also considered Seix's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Seix to the Bond Fund.

Investment Results.    For a discussion regarding the Investment Results considered by the Board and the Board's conclusions with respect to such Investment Results, please see ‘‘Consideration of the Management Agreement – Investment Results’’ above.

Fees and Other Expenses.    The Trustees considered the submanagement fees paid by Domini to Seix. The Trustees also considered the fees that Seix charged its other clients with investment objectives similar to the Bond Fund. The Trustees considered that the advisory fees Seix receives with respect to other fixed income clients are within the general range of the submanagement fee it receives with respect to the Bond Fund. The Trustees also noted that Domini (and not the Bond Fund) pays Seix from the advisory fee Domini receives from the Bond Fund. The Trustees determined, based on the nature and quality of the services provided by Seix and in light of the other factors considered, that the fees paid by Domini to Seix under the Submanagement Agreement were reasonable and supported continuance of the Submanagement Agreement.

Costs of Services Provided and Profitability.    The Trustees considered information provided to them by Seix concerning the costs borne by and profitability of Seix in respect of its submanagement relationship with the Bond Fund for the 2005 calendar year. The Trustees also considered Sun Trust's (the parent company of Seix) most recent annual report. The Trustees considered Seix's profit margin with respect to the Bond Fund in comparison to industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that Seix's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees considered whether economies of scale would be realized by Seix as the assets in the Bond Fund increased and the extent to which any economies of scale are reflected in the level of fees charged by Seix. The Trustees also considered that there were breakpoints in the Seix submanagement fee, as well as in the fee that was payable under the Management Agreement. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the Bond Fund shareholders and supported continuance of the Submanagement Agreement.

Other Benefits.    The Trustees considered the other benefits which Seix and its affiliates receive from their relationship with the Bond Fund, noting that Seix and its affiliates provide no other services to the Bond Fund. The Trustees considered the brokerage practices of Seix and noted that, based on information provided to them, Seix did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Bond Fund. The Trustees also considered the intangible benefits that may accrue to Seix and its affiliates by virtue of its relationship with the Bond Fund. The Trustees concluded that the benefits received by Seix and its affiliates were reasonable in the context of the relationship between Seix and the Bond Fund, and supported the approval of the continuance of the Submanagement Agreement.

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Domini Social Investment Trust (the ‘‘Trust’’) and Domini Social Trust (the ‘‘Master Trust’’) as of July 31, 2006. Asterisks indicate that those Trustees and Officers are ‘‘interested persons’’ (as defined in the Investment Company Act of 1940) of the Trust and Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Amy L. Domini* (56) Chair, Trustee, and President of the Trust and the Master Trust since 1990
CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom's of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (since 2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (since 1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987).
8

Disinterested Trustees
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Julia Elizabeth Harris (58) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Vice President, UNC Partners, Inc. (financial management) (since 1990).	8
Kirsten S. Moy (59) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Development Corp. (Since 2006); Consultant on Social Investments, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001).	8
William C. Osborn (62) Trustee of the Trust since 1990 and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (Since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors' Circle (socially responsible investor network) (1999-2004).	8
Karen Paul (61) Trustee of the Trust since 1990 and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	8
Gregory A. Ratliff (46) Trustee of the Trust and the Master Trust since 1999	Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	8

Disinterested Trustees (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
John L. Shields (53) Trustee of the Trust and the Master Trust since 2004	CEO, Open Investing, Inc. (investment advisor) (since 2006); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).	8
Officers
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Megan L. Dunphy* (36) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A
Adam M. Kanzer* (40) Chief Legal Officer of the Trust and the Master Trust since 2003
General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Compliance Officer (April 2005-July 2005) and Chief Legal Officer (since 2003), Domini Funds.
N/A
Carole M. Laible* (42) Treasurer of the Trust and the Master Trust since 1997
President (since 2005), Member (since January 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer, Domini Funds (since 1997).
N/A

Officers (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Steven D. Lydenberg* (60) Vice President of the Trust and the Master Trust since 1990
Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).
N/A
Maurizio Tallini* (32) Chief Compliance Officer of the Trust and the Master Trust since July 2005
Chief Compliance Officer, Domini Social Investments LLC (since May 2005); Chief Compliance Officer, Domini Funds (since July 2005); Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005); Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1995-2001).
N/A

The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

2006 PROXY RESULTS

A Special Meeting of Shareholders of the Domini Social Equity Fund, the Domini Social Bond Fund, and the Domini European Social Equity Fund was held on August 15, 2006, to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1.

To elect a Board of Trustees.

Domini Social Equity Fund:

Trustee	Dollars Voted For	% For	Dollars Withheld	% Withheld
Amy L. Domini	$585,515,138	96.53%	$21,066,621	3.47%
Julia Elizabeth Harris	583,384,158	96.18%	23,197,601	3.82%
Kirsten S. Moy	584,531,926	96.37%	22,049,833	3.63%
William C. Osborn	584,864,520	96.42%	21,717,239	3.58%
Karen Paul	584,960,474	96.44%	21,621,285	3.56%
Gregory A. Ratliff	584,556,608	96.37%	22,025,151	3.63%
John L. Shields	584,909,418	96.43%	21,672,341	3.57%

Domini Social Bond Fund:

Trustee	Dollars Voted For	% For	Dollars Withheld	% Withheld
Amy L. Domini	$39,182,755	96.87%	$1,266,932	3.13%
Julia Elizabeth Harris	38,979,176	96.37%	1,470,510	3.63%
Kirsten S. Moy	38,998,303	96.41%	1,451,384	3.59%
William C. Osborn	39,041,996	96.52%	1,407,691	3.48%
Karen Paul	38,975,824	96.36%	1,473,862	3.64%
Gregory A. Ratliff	38,993,683	96.40%	1,456,003	3.60%
John L. Shields	38,958,237	96.31%	1,491,449	3.69%

Domini European Social Equity Fund:

Trustee	Dollars Voted For	% For	Dollars Withheld	% Withheld
Amy L. Domini	$37,820,867	98.84%	$444,123	1.16%
Julia Elizabeth Harris	37,796,133	98.78%	468,856	1.22%
Kirsten S. Moy	37,820,869	98.84%	444,123	1.16%
William C. Osborn	37,831,165	98.87%	433,824	1.13%
Karen Paul	37,819,359	98.84%	445,631	1.16%
Gregory A. Ratliff	37,832,673	98.87%	432,316	1.13%
John L. Shields	37,811,510	98.82%	453,479	1.18%

2.

To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

Domini Social Equity Fund:

	Dollars Voted	% of Voted
For	$445,930,840	73.51%
Against	64,881,327	10.70%
Abstain	12,169,967	2.01%
Broker Non-Vote*	83,599,625	13.78%

3.

To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investment LLC.

Domini Social Equity Fund:

	Dollars Voted	% of Voted
For	$445,876,721	73.51%
Against	64,978,077	10.71%
Abstain	12,127,336	2.00%
Broker Non-Vote*	83,599,625	13.78%

4.

To authorize the Trustees to select and change investment submanagers and enter into investment sbmanagement agreements without the approval of shareholders.

Domini Social Equity Fund

	Dollars Voted	% of Voted
For	$408,892,068	67.41%
Against	98,430,792	16.23%
Abstain	15,659,274	2.58%
Broker Non-Vote*	83,599,625	13.78%

Domini Social Bond Fund

	Dollars Voted	% of Voted
For	$28,626,030	70.76%
Against	4,229,225	10.46%
Abstain	1,325,681	3.28%
Broker Non-Vote*	6,268,749	15.50%

Domini European Social Equity Fund

	Dollars Voted	% of Voted
For	$30,490,345	79.68%
Against	3,002,136	7.85%
Abstain	854,147	2.23%
Broker Non-Vote*	3,918,361	10.24%

*

Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

DOMINI FUNDS

P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and Sponsor:

Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Investment Submanagers:
Domini Social Equity Trust

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Domini Social Bond Fund

Seix Advisors
10 Mountain View Road, Suite C-200
Upper Saddle River, NJ 07458

Domini European Social Equity Trust

Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor:

DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
1-800-762-6814

Transfer Agent:

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian:

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP
99 High Street
Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

Item 2.	Code of Ethics.

(a)    As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)    Not applicable.

(d)    Not applicable.

(e)    Not applicable.

(f)    Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of ‘‘audit committee financial expert’’ as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an ‘‘independent’’ member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees

For the fiscal years ended July 31, 2006, and July 31, 2005, the aggregate audit fees billed to the registrant by KPMG LLP (‘‘KPMG’’) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2006	2005
Domini Social Equity Fund	$14,000	$12,750
Domini Social Bond Fund	$22,000	$20,000
Domini European Social Equity Fund	$14,000	—	*

*	The Domini European Social Equity Fund commenced operations during October, 2005.

(b)    Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2006, and July 31, 2005.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (‘‘Service Providers’’).

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(c)    Tax Fees

In each of the fiscal years ended July 31, 2006, and July 31, 2005, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2006	2005
Domini Social Equity Fund	$5,500	$5,000
Domini Social Bond Fund	$5,500	$5,000
Domini European Social Equity Fund	$5,500	—	*

*	The Domini European Social Equity Fund commenced operations during October, 2005.

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d)    All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)    Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.    Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) by the independent accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds' independent accountant for the Funds' investment adviser, and certain of the adviser's affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant's independence.

Unless a type of service to be provided by the independent accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.    Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to

2

the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.    Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.    Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.    Tax Services

The Audit Committee believes that the independent accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent accountant in connection with a transaction initially recommended by the independent accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.    All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.    Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds' investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.    Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

3

9.    Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Funds' treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A — Audit Committee Preapproval Policy

Preapproved Audit Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B — Audit Committee Preapproval Policy

Preapproved Audit-Related Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

4

Appendix C — Audit Committee Preapproval Policy

Preapproved Tax Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund's historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund's overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D — Audit Committee Preapproval Policy

Preapproved All Other Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

[1]	For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

5

Exhibit 1 — Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

(e)(2)    None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f)    According to KPMG for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2006
Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini European Social Equity Fund	0%

(g)    There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2006, were $16,500, and for the fiscal year ended July 31, 2005, were $10,000.

(h)    Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

6

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Domini, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)    The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)    Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)    Not applicable to the registrant.

(b)    A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI SOCIAL INVESTMENT TRUST
By:	/s/ Amy L. Domini Amy L. Domini President

Date: October 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Domini Amy L. Domini President (Principal Executive Officer)

Date: October 5, 2006

By:	/s/ Carole M. Laible Carole M. Laible Treasurer (Principal Financial Officer)

Date: October 5, 2006